                                                                    EXHIBIT 10.5

                              SUBLEASE AGREEMENT



THIS SUBLEASE AGREEMENT (the "Sublease") is entered into by and between PREVISION MARKETING, INC., a Delaware corporation ("Sublessor"), and MOTHER NATURE.COM, INC., a Delaware corporation ("Sublessee"),

                                  WITNESSETH

     On October 25, 1996, the Sublessor and New England Farms Limited Partnership ("Landlord") entered into that certain Lease Agreement (the "Base Lease"), a copy of which is attached hereto as Exhibit A, wherein Landlord leased to Sublessor and Sublessor leased from Landlord certain premises in the office building located at One Concord Farms, 490 Virginia Road, Concord, Massachusetts (the "Building").

     Sublessee desires to sublease from Sublessor and Sublessor desires to sublease to Sublessee the Subleased Premises (as hereinafter defined) subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration paid by each party hereto to the other, Sublessor and Sublessee agree as follows:

     1.  Terms.  Capitalized terms used herein but not defined herein shall have
         -----
the meanings specified in the Base Lease.

     2.  Agreement to Sublease.  Sublessor subleases to Sublessee, and Sublessee
         ---------------------
sublease from Sublessor, approximately 10,340 square feet of Premises Rentable Area as measured in accordance with the Measurement Method (the "Subleased Premises Rentable Area") located on the second (2nd ) and third (3rd ) floor of the Building (the "Subleased Premises") in accordance with the terms, conditions and provisions of this Sublease. A floor plan depicting the Subleased Premises is attached hereto as Exhibit "B."

     3.  Term.  The term (the "Term") of this Sublease shall commence (the
         ----
"Commencement Date") on the earlier of (a) April 12, 1999 or (b) the date Sublessee actually occupies the Subleased Premises, and shall expire on February 28, 2002 (the "Expiration Date"), unless earlier terminated pursuant to the terms of this Sublease. Sublessor represents and warrants that the term under the Base Lease does not expire before the Expiration Date.

     4.  Rent.
         ----

         a) Commencing on the Commencement Date (the "Rent Commencement Date") and continuing thereafter through the day before the first anniversary of the Commencement Date, Sublessee shall pay to Sublessor, as rent (the "Basic Rent") for the Subleased Premises, the sum of Two Hundred Fifty Three Thousand Three Hundred And

     Thirty Dollars ($253,330.00) per annum payable on the first day of each month in equal monthly installments of $21,110.83.

          b) Commencing on the first anniversary of the Rent Commencement Date and continuing until the day before the second anniversary of the Rent Commencement Date, Sublessee shall pay to Sublessor as rent (the "Basic Rent") for the Subleased Premises, the sum of Two Hundred Fifty Eight Thousand, Five Hundred Dollars ($258,500.00) per annum payable on the first day of each month in equal monthly installments of $21,541.67.

          c) Commencing on the second anniversary of the Rent Commencement Date and continuing throughout the balance of the Term, Sublessee shall pay to Sublessor as Rent (the "Basic Rent") for the Subleased Premises, the sum of Two Hundred Sixty Three Thousand, Six Hundred Seventy Dollars ($263,670) per annum payable on the first day of each month in equal monthly installments of $21,972.50.

          d) Sublessee shall pay all amounts that become payable by Sublessee under this Sublease to Sublessor at the times and in the manner provided in this Sublease, without demand, deduction, setoff or counterclaim, except as set forth herein at 55 Old Bedford Road, Lincoln, Massachusetts 01773
     Attention: Ms. Deborah Pine (or such other address as Sublessor may designate in writing). In the event any amounts payable under this Sublease shall not be paid within five (5) days of the date when due, a "late charge" of five cents ($.05) per each dollar so overdue may be charged by Sublessor for the purpose of defraying Sublessor's administrative expenses incident to the handling of such overdue payments; and Sublessee agrees to pay such late charges to Sublessor on demand as additional rent.

     5.  Additional Charges.  Sublessee shall pay to Sublessor within thirty
         ------------------
(30) days of demand (i) during the first calendar year of the Term, seventy-five percent (75%) of the amount by which Operating Expenses for any calendar year subsequent to calendar year 1998 exceed the actual Operating Expenses payable under Section 6 of the Base Lease during calendar year 1998, and (ii) during the subsequent calendar years of the Term, one hundred percent (100%) of the amount by which Operating Expenses for any calendar year subsequent to calendar year 1998 exceed the actual Operating Expenses payable under Section 6 of the Base Lease during calendar year 1998. Sublessor estimates that the Operating Expenses due under Section 6 of the Base Lease for calendar year 1998 will be $7.50 per square foot on an annualized basis. Sublessor shall have the right to require that Sublessee make estimated monthly payments of such increases in Operating Expenses to the extent Sublessor is required to do the same as tenant under the Base Lease. In the event such estimated amounts are insufficient to pay the Sublessee's share of Operating Expenses due hereunder (a "Deficiency"), Sublessee shall pay the Deficiency within thirty (30) days of receipt of an invoice therefore by Sublessor. If the estimated amounts exceed the Operating Expenses due hereunder (a "Surplus"), Sublessor shall immediately refund the amount of the Surplus to Sublessee. Sublessor shall supply Sublessee with copies of any documents delivered to Sublessor as tenant under the Base Lease by Landlord, including the statement of Operating Expenses due under Section 6.b. of the Base Lease. In any year subsequent to calendar year 1998, Sublessor may, at Sublessor's option, conduct an audit of Operating Expenses pursuant to Section 6.d. of the Base Lease.

     6.  Electricity.  The electricity supplied to the Subleased Premises shall
         -----------
be separately measured by meters. Sublessee shall pay the electric charges for the Subleased Premises.

     7.  Parking.  Sublessor assigns to Sublessee the exclusive use of the
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eleven (11) designated parking spaces in the parking area adjacent to the
Building for the use of Sublessee's employees and visitors. Sublessor also assigns to Sublessee the right to use all other parking spaces in the parking lot on Landlord's property as provided in the Lease, in common with all others entitled thereto, not designated for the exclusive use of other tenants in the Building.

     8.  Use of Subleased Premises.  Sublessee may use and occupy the Subleased
         -------------------------
Premises only for the Permitted Uses, and for no other purpose whatsoever.

     9.  Acceptance of and Improvements to the Subleased Premises.  Upon the
         --------------------------------------------------------
Commencement Date, Sublessor shall tender, and Sublessee shall accept, possession of the Subleased Premises in it "AS-IS," "WHERE-IS" and "WITH ALL FAULTS" condition, without the benefit of any further improvement, and Sublessor shall not be obligated to incur (or to cause Landlord to incur) any cost or obligation whatsoever for the installation, renovation or demolition of any improvements to the Subleased Premises. Premises shall be delivered in broom clean condition, free of all occupants and their personal property on the Commencement Date. In the event Sublessor fails to deliver possession of the Subleased Premises to Sublessee in the condition required hereunder on the Commencement Date, the Basic Rent shall abate until the Subleased Premises are delivered to Sublessee in such condition and Sublessee shall be entitled to enter and occupy the Premises on the Commencement Date even if Sublessor (or anyone claiming by through or under continues to occupy the same. Notwithstanding the foregoing or any other terms of this Sublease, Sublessee shall have no obligation to (i) bring the Subleased Premises into compliance with any laws, ordinances or regulations existing as of the date of this Sublease unless arising out of Sublessee's particular use of the Subleased Premises, or (ii) remove from the Subleased Premises any improvements which Sublessor may have installed upon the Subleased Premises.

     10.  Indemnification.  Subject to the provisions of Paragraph 15 below, and
          ---------------
except to the extent, if any, of the negligence or willful misconduct of Sublessor, Sublessee shall indemnify and hold Sublessor harmless from and against claims by third parties for any loss or damage to property or person, and all costs (including reasonable attorney's fees) incurred in connection with the defense of any such claims, to the extent caused by the negligence or willful misconduct of Sublessee, its agents, employees, and contractors in the Building, or arising from the conduct or management of Sublessee's business in the Building or Sublessee's use of the Subleased Premises. Subject to the provisions of Paragraph 15 below, and except to the extent, if any, of the negligence or willful misconduct of Sublessee, Sublessor shall indemnify and hold Sublessee harmless from any claims by third parties for any loss or damage to person or property and all costs (including reasonable attorneys' fees) incurred in connection with the defense of any such claims, to the extent caused by the negligence or willful misconduct of Sublessor, its agents, employees and contractors in the Building, or arising from the conduct or management of

Sublessor's business in the Building or Sublessor's use of the Subleased Premises prior to the Commencement Date.

     11.  Assignment and Subletting.  In no event shall Sublessee assign this
          -------------------------
Sublease or sublease the Subleased Premises or any part thereof without first obtaining the prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) of Sublessor. Any such assignment or sublease shall also be in accordance with and subject to the terms of Section 16 of the Base Lease with respect to any consent required by Lessor. Notwithstanding any such assignment or sublease, Sublessee shall remain primarily liable and shall continue to make all rental payments and all other payments that may become due and payable hereunder to Sublessor in a timely manner. Any violation of this Paragraph by Sublessee shall constitute an Event of Default under this Sublease, entitling Sublessor to exercise any and all of the remedies herein provided for an Event of Default by Sublessee, including, but not limited to, termination of this Sublease. Notwithstanding the foregoing, Sublessee shall have the right, without Landlord's or Sublessor's approval, to assign this Sublease or sublet the Subleased Premises or any portion thereof, to any successor of Sublessee resulting from a merger of consolidation of Sublessee or to any entity which is a parent, subsidiary or affiliate of Sublessor or to any successor to Sublessor due to a sale of its business (whether stock or asset sale).

     12.  Sublessee Default.  Any one or more of the following events will
          -----------------
constitute an event of default ("Event of Default") by Sublessee under this
Sublease:

          i) failure or refusal by Sublessee to timely pay any installment of Basic Rent, any adjustments thereto, or any other amount herein provided to be paid by Sublessee to Sublessor, where such failure shall continue for ten (10) days after the receipt of written notice from Sublessor or designating such failure; or

          ii) failure or refusal by Sublessee to perform or observe any other term, covenant or provision of this Sublease required to be performed or observed by Sublessee, where such failure continues for thirty (30) days after written notice to Sublessee from Sublessor (or if such default of Sublessee is of such a nature that Sublessee cannot reasonably remedy the same within a thirty (30) day period, Sublessee shall additional time as is necessary, provided Sublessee promptly commences and diligently pursues care of the same); or

          iii) the institution in a court of competent jurisdiction of proceedings for reorganization, liquidation, or involuntary dissolution by Sublessee, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Sublessee, provided that proceedings are not dismissed, and any receiver, trustee, or liquidator appointed therein is not discharged within ninety (90) days after the institution of said proceedings.

     At any time after such an Event of Default has occurred, Sublessor may exercise all rights and remedies provided under Section 21 of the Base Lease to the extent incorporated herein, including, but not limited to, declaring this Sublease terminated, and Sublessor may immediately or at any time thereafter reenter the Subleased Premises and remove all persons therefrom in accordance with all applicable laws and without prejudice to any of its other legal rights . In addition, without limiting the foregoing, in the event Sublessor reasonably believes that Sublessee's failure to cure a breach under subparagraph (ii) above shall cause a default by Sublessor to occur under the Base Lease, Sublessor shall specifically have the right, upon giving Sublessee not less than ten (10) days prior written notice thereof, to cure such breach or default and be reimbursed by Sublessee for all expenses incurred by Sublessor in connection therewith upon demand and presentation of invoices therefor. All rights and remedies of Sublessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law or in equity, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises. Sublessor agrees to use reasonable efforts to mitigate damages in the event this Sublease is terminated but Sublessor shall have no liability for its failure to obtain a replacement occupant for the Subleased Premises after an Event of Default provided it has used such reasonable efforts.

     13.  Relationship of Parties.  Sublessee recognizes that Sublessor is not
          -----------------------
the owner of the Subleased Premises, and that the Landlord is the party with whom Sublessee would normally deal regarding matters concerning the Subleased Premises and the Building, and that the Sublessor shall have no obligation to deliver or provide any services to the Tenant or the Subleased Premises except to the extent and only to the extent Landlord delivers such services to Sublessor. Accordingly, in the event Sublessee desires any extra services (for example, additional air-conditioning services) other than those provided to the Subleased Premises under the Base Lease, has any complaints concerning services required to be provided by Landlord under the Base Lease to the Subleased Premises, or the improvements thereto, or has any other matters which would normally be discussed with a landlord, Sublessee agrees to contact Landlord directly to handle such matters; it being the intention of the parties hereto that, as to such matters, the only connection between Sublessee and Sublessor shall be (a) the flow-through of rights and obligations of Sublessor under the Base Lease, and (b) the payment of all amounts payable hereunder by Sublessee to Sublessor as herein provided. Notwithstanding the foregoing, Sublessor agrees to use reasonable efforts to enforce Landlord's obligations under the Base Lease in the event Landlord fails to perform such obligations, and Sublessor shall contact Landlord, on behalf of Sublessee, regarding any matter set forth in the previous sentence if Landlord refuses to deal with Sublessee regarding the same. In the event Sublessee acquires any additional services from Landlord for which additional costs are incurred and Sublessee does not pay Landlord directly for such services, then Sublessee shall pay Sublessor such amounts incurred by Sublessee within ten (10) days following receipt from Sublessor of Landlord's invoice for such services. In the event the Base Lease allows Sublessor to terminate the Base Lease in the event of fire or other casualty or taking by eminent domain, Sublessor shall only exercise such right if Sublessee consents to the same.

     14.  Waiver of Subrogation.  Anything in this Sublease to the contrary
          ---------------------
notwithstanding, Sublessor and Sublessee each hereby waive any and all rights of recovery, claim, action or cause of action against the other, its officers, directors, employees or agents for any damage to their respective property located in the Subleased Premises, regardless of cause or origin, including the negligence of Sublessor, Sublessee and such parties' respective officers, directors, employees or agents, and each covenants that no insurer or other third party shall hold any right of subrogation against such other party on account thereof. The provisions of this Paragraph 15 shall survive the expiration or termination of this release.

     15.  Holding Over.  In the event Sublessee remains in possession of the
          ------------
Subleased Premises after the Expiration Date, then Sublessee, at Sublessor's option, shall be deemed to be occupying the Subleased Premises as a tenant at will at a base rental equal to one hundred fifty percent (150%) of the Basic Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a tenancy at will, including without limitation, the payment of all additions to Basic Rent provided and all other sums payable hereunder. No holding over by Sublessee after the expiration or termination of this Sublease shall be construed to extend or renew the Term or in any other manner be construed as permission by Sublessor to hold over. Sublessee shall indemnify and hold Sublessor harmless from and against any and all damages (except indirect or consequential damages), losses, costs and expenses, including reasonable attorneys' fees; incurred by Sublessor reason of such holding over.

     16.  Care of the Subleased Premises by Sublessee.  Sublessee shall maintain
          -------------------------------------------
and repair the Subleased Premises in the manner required by Section 10 of the Base Lease and shall not commit or allow any waste to be committed on any portion of the Subleased Premises. At the expiration or earlier termination of this Sublease, Sublessee shall deliver up the Subleased Premises to Sublessor in at least the same condition as of the date of this Sublease, excepting only (i) ordinary wear and tear, (ii) any casualty damage, and/or (iii) repairs which are the obligation of the Landlord under the Base Lease.

     17.  Incorporation of Base Lease Terms:  Except for Sections 1, 2.a., 3, 4,
          ----------------------------------
5, 6.a. (except for the definition of "Operating Expenses"), 6.b. (except for the third paragraph thereof), 6.c., 8, 9.a., 9.b., 9.c., 9.d., 11.a., 11.e., 16,
20, 21.a., 21.f., 21.g., 23, 27, 28, 29, 30, 31, 32, 33, and Exhibits A-E to the
Base Lease, the terms, provisions, covenants and conditions of the Base Lease are hereby incorporated into this Sublease by reference as fully as if completely reproduced herein, and to the extent not otherwise inconsistent with the agreements and understandings expressed in this Sublease or applicable only to the original parties to the Base Lease, Sublessee assumes the same, subject to the following:

          a) The term "Landlord" as used therein shall refer to Sublessor hereunder and its successors and assigns; the term "Tenant" as used therein shall refer to Sublessee hereunder and its successors and permitted assigns; the term "Term" as used therein shall refer to the Term hereunder; and the term "Premises" as used therein shall refer to Subleased Premises herein; and the term "Fixed Rent" as used therein shall refer to Basic Rent hereunder; the term "Lease" as used therein shall refer to this Sublease; and the term "Annual Rental" shall refer to the Basic Rent and Operating Expenses due hereunder in each operating year;

          b) In any case where Landlord reserves the right to enter the Subleased Premises, said right shall inure to the benefit of Sublessor as well as to Landlord;

          c) Sublessee hereby expressly assumes and agrees (i) to perform all of the terms, obligations, covenants and conditions to be performed by Sublessor pursuant to the Base Lease to the extent incorporated into this Sublease, and (ii) Sublessee shall be entitled to all of the rights and benefits of Sublessor as Tenant under the Base Lease with respect to the Subleased Premises;

          d) Sublessor hereby expressly agrees not to do, suffer or permit anything to be done which would result in a default under the Base Lease or cause the Base Lease to be terminated or forfeited, except pursuant to a right specifically provided to Sublessor therein. In addition, in no event shall there be any modification or amendment to the Base Lease without the prior written consent of Sublessee, which consent may be given or withheld in Sublessee's sole and absolute discretion;

          e) To the extent that any notice or consent is required under this Sublease, Sublessee shall provide copies of all such notices to Landlord; and

          f) Sublessee agrees to promptly provide Sublessor with any notices received from Landlord alleging a default under the Base Lease.

     18.  Security Deposit.   Upon the execution of this Sublease, Sublessee
          ----------------
shall deposit with Sublessor $63,332.49 (the "Security Deposit"), as security
                                              ----------------
for the faithful performance and observance by Sublessee of the terms, provisions, agreements, covenants and conditions of this Sublease. The Security Deposit shall not be considered an advance payment of Basic Rent or Additional Charges, and the Security Deposit shall not be considered a measure of Sublessor's damages in case of the occurrence of any default under this Sublease. Sublessor shall place the Security Deposit in a separate interest bearing account (with interest to Sublessor) with the name of the bank and the account number provided to Sublessee. In the event Sublessee defaults beyond applicable notice and owe periods in respect to any of the terms, provisions, agreements, covenants and conditions of this Sublease including, but not limited to, the payment of Basic Rent or Additional Charges, Sublessor may, at Sublessor's option, from time to time, without prejudice to any other remedy, use, apply or retain the whole or any part of the Security Deposit not theretofore applied to Basic Rent or Additional Charges to the extent necessary to make good any arrears of Basic Rent or Additional Charges or any damage, injury, expense or liability caused by such default. If Sublessor shall ever use the Security Deposit not theretofore applied to Basic Rent to pay the sums described above, and if this Sublease has not terminated, Sublessee shall deposit with Sublessor additional monies equal to the amount so used within ten
(10) days after request therefore. The Security Deposit (less any amounts properly retained by Sublessor) shall be returned to Sublessee within thirty
(30) days after the termination or expiration of this Sublease.

     19.  Notices.  All notices or requests provided for hereunder shall be in
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writing and shall be either delivered by hand or sent by United States
Registered or Certified Mail, return receipt requested, postage prepaid, if to Sublessor, to 55 Old Bedford Road, Lincoln, Massachusetts 01773; or if for Sublessee at the Subleased Premises or, if prior to the commencement hereof, to 360 Mass Ave., #103, Acton, MA 01720, Attention: Michael Bayer, with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, Attention:

Real Estate Department. All such notices shall be deemed received either when hand delivered or two (2) business days after being placed in the United States Mail in the manner set forth above. The parties hereto shall have the right from time to time to change their respective address by at least five (5) days prior written notice to the other party.

     20.  Governing Law.  THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     21.  Interest on Sublessee's Obligations.  All amounts owed by Sublessee to
          -----------------------------------
Sublessor under this Sublease shall bear interest from the date due until paid at the lesser of (i) the maximum, nonusurious rate permitted by law or (ii) eighteen percent (18%) per annum, but the payment of such interest shall not excuse or cure the Event of Default.

     22.  Severability.  In the event that any one or more of the provisions
          ------------
contained in this Sublease shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof; and this Sublease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     23.  Attorneys' Fees.  If any action at law or in equity, including an
          ---------------
action for declaratory relief, is brought to enforce or interpret the provision of this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party.

     24.  Amendments.  This sublease may not be altered, changed or amended,
          ----------
except by an instrument in writing executed by all parties hereto.

     25.  NO REPRESENTATIONS OR WARRANTIES.  SUBLESSEE HEREBY EXPRESSLY
          --------------------------------
ACKNOWLEDGES AND AGREES THAT SUBLESSOR HAS MADE NO REPRESENTATIONS OR WARRANTIES TO SUBLESSEE AS TO THE USE OR CONDITION OF THE SUBLEASED PREMISES OR THE BUILDING OR AS TO THE ADEQUACY OF ANY EQUIPMENT (INCLUDING THE HEATING, VENTILATING OR AIR CONDITIONING EQUIPMENT), EITHER EXPRESS OR IMPLIED, AND SUBLESSOR EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE SUBLEASED PREMISES ARE SUITABLE FOR SUBLESSEE'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER IMPLIED WARRANTY REGARDING THE SUBLEASED PREMISES. IN ADDITION, EXCEPT AS HEREIN EXPRESSLY PROVIDED, SUBLESSEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT SUBLESSEE'S OBLIGATION TO PAY BASIC RENT OR ANY OTHER SUMS DUE HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE SUBLEASED PREMISES OR THE PERFORMANCE BY SUBLESSOR OF ITS DUTIES OR OBLIGATIONS HEREUNDER (OR BY LANDLORD OR ITS DUTIES UNDER THE LEASE), AND THAT SUBLESSEE WILL CONTINUE TO PAY BASIC RENT AND ALL OTHER SUMS PROVIDED FOR HEREIN TO BE PAID BY SUBLESSEE WITHOUT ABATEMENT, SETOFF, OR DEDUCTION, (EXCEPT AS ALLOWED HEREUNDER) NOTWITHSTANDING BREACH BY SUBLESSOR OF ITS DUTIES OR OBLIGATIONS HEREUNDER (OR BY LANDLORD OF ITS DUTIES UNDER

THE BASE LEASE), EXPRESS OR IMPLIED. SUBLESSOR AND SUBLESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS SUBLEASE AND THAT ALL EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH ARE EXPRESSLY DISCLAIMED.

     26.  Quiet Enjoyment.  Provided Sublessee has performed all of the terms,
          ---------------
covenants, agreements and conditions of this Sublease Agreement, Sublessee shall peaceably and quietly hold and enjoy the Subleased Premises against Sublessor and all persons claiming by, through or under Sublessor or Landlord, for the Term herein described, subject to the provisions and conditions of this Sublease and of the Base Lease.

     27.  Entire Agreement.  This Sublease constitutes the entire agreement
          ----------------
between Sublessee and Sublessor and supersedes all prior agreements (whether written or otherwise) which may exist between the parties with regard to the lease and use of the Subleased Premises by Sublessee.

     28.  Brokers.  Sublessee acknowledges that Fallon Hines & O'Connor and CB
          -------
Richard Ellis, Whittier Partners are the brokers on this transaction (the "Brokers"). Additionally, Sublessee and Sublessor each warrant and represent to the other that it has not dealt with any real estate brokers and/or salesman in connection with the negotiation or execution of this Sublease other than Brokers and no such broker or salesman has been involved in connection with this Sublease. Brokers are being compensated pursuant to a separate agreement with Sublessor. Sublessee and Sublessor each agree to defend, indemnify and hold harmless the other from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than Brokers), arising out of its breach of the foregoing representation and warranty.

     29.  Sublessor's Representations and Warranties.  Sublessor warrants and
          ------------------------------------------
represents that:

          (i) the copy of the Base Lease attached to this Sublease as Exhibit A is a complete and accurate copy of the Base Lease, which is in effect and has not been amended except as set forth in Exhibit A;

          (ii) To the best of Sublessor's knowledge, Lessor is not in material default under the Base Lease, nor has any event occurred which, after any applicable notice and/or the expiration of any grace period, shall constitute a material default by Lessor under the Base Lease;

          (iii) Sublessor is not in default under the Base Lease, nor has any event occurred which, after any applicable notice and/or the expiration of any grace period, shall constitute a material default by Sublessor under the Base Lease; and

          (iv) Sublessor shall not agree to any amendment or voluntary termination of the Base Lease without the prior written consent of Sublessee which may be withheld in its sole discretion, and in the event of a termination of the Base Lease due to a default of Sublessor, as tenant thereunder, shall hold harmless, defend and indemnify Sublessee from all loss, costs, damages and liabilities to Sublessee arising out of the termination of the Base Lease and the corresponding termination of this Sublease;

          (v) All rent, additional rent and other charges due under the Base Lease have been paid as billed or required in the normal course through March 31, 1999.

     The provisions of this Section 29 shall survive the expiration or earlier termination of this Sublease.

     30.  Consent of Landlord.  This Sublease shall be effective only upon
          --------------------
Landlord's consent hereto evidenced by a separate document executed by Landlord.

     31.  Insurance.  Sublessee agrees to maintain insurance throughout the Term
          ---------
as required under Section 11.b and 11.c of the Base Lease.

     EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, as of this 26th day of March, 1999.

SUBLESSOR:                             SUBLESSEE:
PREVISION MARKETING, INC.,             MOTHER NATURE.COM, INC.,
a Delaware corporation                 a Delaware corporation


By: /s/ Deborah Pine                   By: /s/ Michael Barach
    --------------------------------       --------------------------------
Name:                                  Name:
      ------------------------------         ------------------------------
Title:                                 Title:
       -----------------------------          -----------------------------

                                  BASE LEASE

                                     LEASE
                                     -----

                               ONE CONCORD FARMS
                        490 VIRGINIA ROAD, CONCORD, MA

                      Tenant:  PreVision Marketing, Inc.

                               TABLE OF CONTENTS
                               -----------------

1.   LEASE OF PREMISES..........................................   1
2.   DEMISE OF PREMISES.........................................   1
3.   TERM.......................................................   2
4.   RENT.......................................................   4
5.   TIME AND PLACE OF PAYMENTS/LATE FEE/SECURITY DEPOSIT.......   5
6.   TENANT'S SHARE OF OPERATING EXPENSES; UTILITY OBLIGATIONS..   6
7.   SERVICES...................................................   9
8.   QUIET ENJOYMENT............................................  13
9.   CONDITION/PREPARATION OF PREMISES/ALTERATIONS..............  13
10.  MAINTENANCE AND REPAIRS....................................  17
11.  INSURANCE..................................................  17
12.  FIRE AND CASUALTY DAMAGE...................................  18
13.  EMINENT DOMAIN.............................................  19
14.  SIGNS......................................................  20
15.  ACCESS.....................................................  21
16.  SUBLEASE AND ASSIGNMENT....................................  21
17.  [INTENTIONALLY DELETED]....................................  22
18.  SUBORDINATION..............................................  22
19.  TENANT'S COVENANTS.........................................  23
20.  TENANT'S DEFAULTS..........................................  25

21.  RIGHTS OF LANDLORD UPON TENANT'S DEFAULT...................  26
22.  RECORDING..................................................  28
23.  LIABILITY..................................................  28
24.  FORCE MAJEURE..............................................  29
25.  MECHANICS' LIENS...........................................  29
26.  WAIVER; ACCORD AND SATISFACTION............................  29
27.  DEFINITIONS................................................  29
28.  SEPARABILITY CLAUSE........................................  29
29.  EXECUTION..................................................  30
30.  NOTICES....................................................  30
31.  BROKER'S INDEMNITY.........................................  30
32.  HOLDING OVER...............................................  30
33.  LANDLORD'S MORTGAGES.......................................  30

EXHIBITS:

     Exhibit A - Plan of Premises
     ---------

     Exhibit B - Plan of Expansion Premises
     ---------

     Exhibit C-1 - Preliminary Plans of Third Floor Improvements
     -----------

     Exhibit C-2 - Preliminary Plans of Second Floor Improvements
     -----------

     Exhibit C-3 - Narrative Summary of Leasehold Improvements
     -----------

     Exhibit D - Landlord's Building Standards
     ---------

     Exhibit E - Landlord's Building Plans
     ---------

     Exhibit F - Rules and Regulations
     ---------

                                     LEASE
                                     -----

This lease (the "Lease") entered into by and between:

NEW ENGLAND FARMS LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Landlord"),

and

PREVISION MARKETING, INC., a Delaware corporation ("Tenant").

1. LEASE OF PREMISES

   In consideration of the rents and covenants contained herein to be paid, performed and observed by Tenant, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord, subject to the terms and conditions hereinafter set forth, the Premises (as defined in Section 2 below).

2. DEMISE OF PREMISES

   2.a.  Premises.  The premises demised hereby (the "Premises") are located in
         --------
the building known as One Concord Farms, located at 490 Virginia Road in Concord, Massachusetts (the "Building"). The Building together with the land upon which it is located are referred to as "Landlord's Property". The Premises consist of certain rentable space in the Building designated as Suites 30, 31 and 32 on the Third Floor (Suites 30 and 31 also include mezzanine space) the "Third Floor Premises"), and as Suites 20, 21 and 22 on the Second Floor (the "Second Floor Premises"), which spaces are shown on Exhibit A, attached hereto.
                                                    ---------
The Third Floor Premises and the Second Floor Premises together constitute the Premises.

Notwithstanding the foregoing, from the Term Commencement Date (as defined in Section 3) until the Second Floor Completion Date (as defined in Section 9), Tenant may only use and occupy the Third Floor Premises; and Tenant may not use or occupy any portion of the Second Floor Premises until after the Second Floor Completion Date.

   2.b.  Exceptions and Reservations.  Excepted and reserved to the Landlord,
         ---------------------------
however, from the Premises, is the space in utility closets, pipes, ducts, shafts, conduits, chases and cable runs necessary to install, maintain and operate, by means of pipes, ducts, wires or otherwise those utilities and services required for the Building and common facilities thereof (including the Premises), and the right of access and entry to the Premises by the Landlord and its agents for the purpose of making repairs, alterations and additions to the Premises and to the Building and other tenant space therein. Landlord agrees to perform such installation, maintenance and repair so as to minimize interference with Tenant's use and occupancy of the Premises.

   2.c.  Expansion Rights.  Landlord agrees that if, during the original Term,
         ----------------
Suits 10, 11 or 12, on the First Floor of the Building, which spaces are shown on Exhibit B, attached hereto (the "Expansion Premises"), shall become available
   ---------
for rent, prior to marketing the Expansion Premises to the general public, Landlord shall notify Tenant of the availability of the Expansion Space, and for a period of 30 days following such notice, Tenant shall have the exclusive right to negotiate with Landlord regarding the leasing of such space; and Landlord agrees, if Tenant informs Landlord that it is interested in leasing the Expansion Space, to negotiate in good faith with Tenant regarding the terms of such a lease. After the expiration of said 30-day period, the rights of Tenant under this Subsection shall expire and be of no further force and effect. the foregoing right shall not be applicable to the initial leasing of the Expansion Premises.

3. TERM

   3.a.  Term.  Subject to the conditions herein stated, the Tenant shall hold
         ----
the Premises for a term of 5 years (the "Term" or the "original Term") commencing on the Third Floor Completion Date (the "Term Commencement Date"), and terminating on the last day of the calendar month in which the fifth anniversary of the Term Commencement Date occurs. Landlord and Tenant agree to execute a written confirmation of the Term Commencement Date, once it is established.

As used herein, the term "lease year" shall mean each successive 12-month period included in whole or in part in the Term, the first lease year beginning on the Term Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Term Commencement Date, once it is established.

As used herein, the term "lease year" shall mean each successive 12-month period included in whole or in part in the Term, the first lease year beginning on the Term Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Term Commencement Date occurs.

   3.b.  Option to Extend the Term.
         -------------------------

         (1) Option. The Tenant shall, subject to the provisions of this
             ------
Section, have the option to extend the Term of this Lease for either (a) two (2) additional 3-year terms (the "3-Year Extensions") or (b) one (1) additional 5-year term (the "5-Year Extension"). The option to extend (and the further option to extend, if Tenant exercises the 3-Year Extensions) shall be conditioned on:
(i) Tenant not having sublet more than 50% of the Premises or assigned this Lease to any party, and (ii) Tenant providing Landlord with written notice of such election to extend the Term, at least 9 months (but not more than 12 months) prior to the expiration of the Term or the extension term then in effect. At the time of the exercise of the option to extend, and as a condition of the validity off such exercise, Tenant shall irrevocably select either the 3-Year Extensions or the 5-Year Extension. If Tenant shall be in default under the terms of this Lease beyond all applicable notice and cure periods (whether or not the same is subsequently cured) at the time of the exercise of such option or at any time thereafter until the expiration of the original Term or the then current extension term, as applicable, Tenant's options to extend the Term hereunder shall automatically become null and void and of no further force and effect.

In the event that Tenant shall exercise this 3-Year Extensions, each such extension shall be on the same terms and conditions as set forth in this Lease, except: (i) after the second of the 3-Year Extensions is exercised, there shall be no further right to extend the Term of this Lease; and (ii) the annual Fixed Rent during each of the extension terms shall be as follows:

          The annual Fixed Rent due hereunder during the first 3-year extension term and during the second 3-year extension term shall equal the greater of (i) the annual Fixed Rent payable during the last lease year of the original Term, or the last lease year of the first extension term, including any prior CPI Increase (as defined in Section 4 below), or (ii) the fair market rental value of the Premises.

In the event that Tenant shall exercise the 5-Year Extension, such extension shall be on the same terms and conditions as set forth in this Lease, except:
(i) there shall be no further right to extend the Term of this Lease; and (ii) the annual Fixed Rent during the extension term shall be as follows:

          The annual Fixed Rent due hereunder during the 5-year extension term shall equal the greater of (i) the annual Fixed Rent payable during the last lease year of the original Term, including any prior CPI Increase, or (ii) the fair market rental value of the Premises.

During the extension terms, Tenant shall continue to pay all additional rent and other charges as provided hereunder, including without limitation Tenant's share of the Operating Expenses (as provided in Section 6). The CPI Increase shall be fully applicable to the annual Fixed Rent during the extension terms, to the extent provided in Section 4 below.

Should Tenant extend the Term as provided herein, the term "Term", as used herein shall refer to the original Term together with the extension term or terms.

If the Fixed Rent to be paid during any extension term has not been fully determined as of the first day of the extension term, Tenant shall make payments of Fixed Rent hereunder in the amount of 115% of the annual Fixed Rent payable during the last lease year period to such extension term, including any CPI Increase, if applicable; and upon such Fixed Rent amount being determined, an appropriate retroactive Fixed Rent adjustment payment or credit shall be made, if necessary.

          (2) Determination of Rent.  The fair market rental value of the
              ---------------------
Premises shall be initially established by Landlord by written notice to the Tenant within 30 days after Landlord's receipt of Tenant's notice exercising the applicable extension option. Such determination shall be deemed the fair market rental value hereunder unless Tenant objects in writing within 7 days of receiving such notice. If Tenant does so object, and the parties are unable to agree on such value within 30 days, the fair market rental value shall be determined by arbitration as follows: Landlord and Tenant shall each promptly designate a fit and impartial person knowledgeable in the field of real estate as arbitrator and the two arbitrators so designated shall designate a third arbitrator with similar qualifications. The three arbitrators, so designated, shall make a determination of the fair market rental value of the Premises in accordance with generally accepted real estate appraisal practice. Their determination shall be conclusive, final and binding on the parties and enforceable in any court having jurisdiction over the parties, and the costs of the arbitration shall be shared equally by the parties.

4.  RENT

    4.a.  Fixed Rent.  The annual fixed rent ("Fixed Rent") payable by the
          ----------
Tenant to the Landlord shall be payable as follows (subject to increases pursuant to the last paragraph of this Section):

    --------------------------------------------------------------------------------------
    Premises                                Annual Fixed Rent       Monthly Installments
    --------                                -----------------       --------------------
    --------------------------------------------------------------------------------------
    Third Floor Premises                             $102,846                $ 8,570.50
    --------------------------------------------------------------------------------------
    Second Floor Premises                            $ 54,839                $ 4,569.92
                                                     --------                ----------
    --------------------------------------------------------------------------------------
    TOTAL:                                           $157,685                $13,140.42
    --------------------------------------------------------------------------------------

All Fixed Rent shall be payable in monthly installments due on the first day of every month during the Term. All rent payments are due in advance without notice, demand, deduction or set-off (except only as expressly provided otherwise herein). The obligation to pay the Fixed Rent shall commence on the Term Commencement Date. Fixed Rent for the first month of the Term, together with the installment payment on account of Tenant's share of the Operating Expenses for such month, as provided in Section 6 below, shall be payable at the time of the execution of this Lease. If the first lease year is longer than one 12-month calendar year, the annual Fixed Rent for such lease year shall be increased proportionately to the greater length of such lease year.

Notwithstanding the foregoing, from the Term Commencement Date until the Second Floor Commencement Date (as defined in Section 9 below), the Fixed Rent hereunder shall be payable in the amount of $8,570.50 per month.

In order to reflect increases in the cost of living over the Term of this Lease (as it may be extended), the Fixed Rent to be paid by Tenant hereunder (as set forth above) shall be increased every three years during the Term (and any extensions thereof), on a cumulative basis, commencing on the third anniversary of the Term Commencement Date, by a percentage equal to 1/2 of the percentage increase in the Consumer Price Index during the same three-year period (the "CPI Increase"). The CPI Increase shall be determined by utilizing the Consumer Price Index for all Urban Consumers (CPI-U): Boston, Massachusetts Area, All Items (1982-84=100), as published by the Bureau of Labor Statistics, Department of Labor, based on the index published next prior to the date of the last CPI Increase (or the Term Commencement Date, if it is the first increase) and the index published next prior to the effective date of the increase, provided that the CPI Increase hereunder shall never be less than $0. If such index shall be altered or updated or discontinued, the landlord shall appropriately adjust the index to used hereunder or designate a comparable index. Notwithstanding the foregoing, (i) if Tenant exercises the 3-Year Extensions (as provided in Section 3.b. above), there shall be no CPI Increase during said extension terms, and
(ii) if Tenant exercises the 5-Year Extension (as provided in Section 3.b. above), the CPI Increase during the extension term shall occur on the third anniversary of the commencement date of the 5-Year Extension, and shall relate to the three-year period commencing on the commencement date of the 5-Year Extension.

   4.b.  Additional Rent.  Tenant shall also pay, in addition to the Fixed Rent,
         ---------------
as additional rent hereunder, without notice, abatement, deduction or set-off (except as expressly provided otherwise herein), all sums, impositions, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay (including without limitation, Tenant's share of the Operating Expenses as provided in Section 6 below), and, in case of any nonpayment thereof, Landlord shall have all of the rights and remedies provided by law or provided for in the Lease for the nonpayment of Fixed Rent.

5. TIME AND PLACE OF PAYMENTS/LATE FEE/SECURITY DEPOSIT

   5.a.  Payment of Rent.  All payments of rent and other amounts due hereunder
         ---------------
shall be made by the Tenant to the Landlord without notice or demand at such place as the Landlord may from time to time designate in writing. The extension of time for the payment of any amount due hereunder, or the acceptance thereof after the time at which it is payable shall not be a waiver of the rights of the Landlord to insist on having all other payments made in the manner at the times herein specified.

   5.b.  Late Fee.  In the event any Fixed Rent, additional rent or any other
         --------
payments are not paid within 10 days of the due date thereof, Tenant shall be charged a late fee of $150.00 for each late payment for each month or portion thereof that said payment remains outstanding. Said late fee shall be payable in addition to and not in exclusion of additional remedies herein provided to Landlord.

   5.c.  Security Deposit.  Simultaneously with the execution of this Lease,
         ----------------
Tenant shall deliver to Landlord the sum of $19,387.50 (the "Security Deposit"), as security for the payment of the rents and the performance and observance of the agreements and conditions in this Lease contained on the part of the Tenant to be performed and observed.

In the event of any default or defaults in such payment, performance or observance, Landlord may apply the Security Deposit or any part thereof toward the curing of any such default or defaults and/or toward compensating Landlord for any loss or damage arising from any such defaults or defaults, including any damages or deficiencies in the reletting of the Premises, whether such damage or deficiency occurs before or after a repossession proceeding or other reentry by Landlord. Tenant shall not be entitled to any interest on the Security Deposit. It is understood and agreed that Landlord shall always have the right to apply the Security Deposit, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have or Landlord may pursue any other such remedy or remedies in lieu of applying the Security Deposit or any part thereof. If Landlord shall apply the Security Deposit or any part thereof as aforesaid, Tenant shall upon demand pay to Landlord the amount so applied by Landlord, to restore the Security Deposit to its original amount. Upon yielding up of the Premises at the expiration or other termination of the Term, if Tenant shall not then be in default or otherwise liable to Landlord, the security Deposit or the unapplied balance thereof shall be returned to Tenant. Whenever the holder of Landlord's interest in this Lease shall transfer its interest in this Lease, said holder shall turn over to its transferee the Security Deposit or the unapplied balance thereof, and thereafter such holder shall be released from any and all liability to Tenant with respect to the security Deposit or its application or return. The holder of any mortgage upon Landlord's Property shall never be responsible to Tenant for the Security Deposit or its application or return unless the Security Deposit shall actually have been received by such holder.

Notwithstanding anything to the contrary contained herein, if Tenant shall fully, promptly and punctually perform all of its obligations under this Lease during the original Term and shall exercise the option to extend the Term, as provided in Section 3.b., Landlord shall promptly return the Security Deposit to Tenant upon the commencement of such extension term.

6.   TENANT'S SHARE OF OPERATING EXPENSES; UTILITY OBLIGATIONS

     6.a.  Tenant's Operating Expense Obligation.  Tenant shall pay to the
           -------------------------------------
Landlord, as additional rent hereunder, the greater of (i) 57.67% of the Landlord's Operating Expenses (as defined below), for each operating year, or
(ii) Landlord's Operating Expenses Base (as defined below). Should Landlord make additions to the Building during the Term, Tenant's percentage share of the Operating Expenses shall be appropriately adjusted by Landlord. In addition, Tenant shall also pay to Landlord 100% of any Operating Expenses which are incurred by Landlord and either are caused solely by any default or any negligent act or omission by the Tenant or its employees, agents, contractors or invitees, are due to services performed as special services exclusively for the Tenant which services are not provided generally to other tenants of the Building, or are otherwise directly allocable to the Premises pursuant to the terms hereof.

     The term "Landlord's Operating Expenses Base" shall mean the following:

------------------------------------------------------------------------------------------
                                  Landlord's Operating
Premises                                 Expenses Base              Monthly Installments
--------                                 -------------              --------------------
------------------------------------------------------------------------------------------
Third Floor Premises                           $48,894                         $4,074.50
Second Floor Premises                          $26,071                         $2,172.58
                                               -------                         ---------
TOTAL:                                         $74,965                         $6,247.08
------------------------------------------------------------------------------------------

If the first lease year is longer than one 12-month calendar year, the Landlord's Operating Expenses Base for the first lease year shall be increased proportionately to the greater length of such lease year.

Notwithstanding the foregoing (except for Tenant's obligation to pay 100% of certain Operating Expenses, as provided in the last sentence of the first paragraph of this Section, which shall be unaffected):

          (1) If, with respect to any lease year, Tenant's percentage share of Landlord's Operating Expenses shall be less than Landlord's Operating Expenses Base, Tenant's additional rent obligation on account of Landlord's Operating Expenses, as determined hereunder, shall be reduced by an amount equal to 75% of such difference.

          (2) For the first lease year of the Term, Tenant's additional rent obligation on account of Landlord's Operating Expenses shall not exceed Landlord's Operating Expense Base.

          (3) From the date that Tenant gives the Notice to Proceed (as defined in Section 9) until the Second Floor Commencement Date (as defined in Section 9), the additional rent due hereunder on account of Landlord's Operating Expenses shall be in the amount of $4,075 per month.

For the purpose of this Lease the term "Operating Expenses" shall mean those costs incurred by Landlord with respect to the operating, administration, cleaning, repair, management and maintenance of Landlord's Property (including both the Building and the land on which the Building is located and specifically including the Landlord's Property's share of certain common costs and expenses of the Concord Farms office park, including all costs relating to the Health
Club), including but not limited to the following: Salaries, wages, medical, surgical and general welfare benefits (including group life insurance), pension payments, payroll taxes and workmen's compensation insurance of employees of Landlord engaged in the operation and maintenance of Landlord's Property, such expenses shall be reasonably allocated and apportioned to Landlord's Property); electricity, air conditioning, steam, gas, heating fuel and utility charges and taxes; real estate taxes and assessments of every kind and nature imposed, assessed or levied by a governmental authority on Landlord's Property, including without limitation all taxes, betterments, and assessments (ordinary and extraordinary), and all installments thereof (provided, with respect to any betterment assessments which may be paid in installments, same, together with any interest or other charges associated with the payment in installments, shall be deemed paid over the longest period permitted and included only to the extent of installments payable during the Term); water and sewer rents, taxes and charges; casualty, liability and other insurance premiums (or the portions thereof applicable to the Building or Landlord's Property); repairs and maintenance, rubbish removal, window cleaning (interior and exterior), snow removal and care of landscaping; costs and expenses of inspection, use and maintenance of machinery and equipment used in connection with the operation and maintenance of Landlord's Property; costs of heating both rentable spaces of the Building and the common areas of the Building; costs of providing cleaning services for the common facilities and for tenants of the Building; building and cleaning supplies, uniforms and dry cleaning, accounting and legal fees and charges related to the operation and administration of Landlord's Property (exclusive of any fees and disbursements incurred in the preparation of leases or in disputes with other tenants of the Building); management fees of 4% of the aggregate of all rent and other revenue (including without limitation all Fixed Rent, additional rent and other amounts received from operations at Landlord's Property); service contracts with independent contractors; telephone, telegraph and stationery; and all other expenses paid in connection with the operation of Landlord's Property which are properly chargeable against income. Operating Expenses shall not include: (i) franchise, estate, inheritance, succession, capital levy, income or excess profit taxes assessed against the net income of Landlord; (ii) costs incurred in performing work or furnishing services for individual tenants which work or services are substantially in excess of the work or services required to be provided to Tenant; (iii) depreciation of the Building or any other improvements on Landlord's Property;
(iv) interest or any increase in the rate of interest payable by Landlord with respect to any debts secured by a mortgage on the Building and/or Landlord's Property; (v) leasing or brokerage commissions; (vi) costs incurred for which

Landlord to the extent reimbursed by tenants of the Building (including Tenant) or by third parties (including insurers); (vii) expenses for repair or replacement to the extent paid by proceeds of condemnation awards or property insurance policies; (viii)charitable or political contributions; (ix) improvements to the Building or Landlord's Property which are capitalized; (x) the costs of services provided by entities affiliated with Landlord, but only to the extent such contracts provide for excessive fees when compared to those then charged for similar services by third-party vendors, and (xi) home office expenses which relate to matters other than the maintenance and operation of Landlord's Property.

   6.b.  Payment of Share of Operating Expenses.  For the first lease year,
         --------------------------------------
Tenant shall pay such additional rent for its share of the Operating Expenses in monthly installments equal to the monthly installment of Landlord's Operating Expenses Base ($6,247.08 per month), except as provided in the clause (3) of the fourth paragraph of Section 6.a. Following the first lease year, Tenant shall pay such additional rent in estimated monthly installments, as determined by the Landlord from time to time, as provided below. Such monthly installment payments from Tenant to Landlord for Operating Expenses shall begin as of the Term Commencement Date and shall be due on the Term Commencement Date and on the first day of each month thereafter during the Term, such payments to be made together with the payments of Fixed Rent hereunder.

At the beginning of each operating year, Landlord shall determine the estimated monthly installment payments for the operating year, which amount shall remain in effect until the last day of that operating year, unless further adjusted by Landlord from time to time. Such estimated monthly amount shall never be less than the monthly installment of the Landlord's Operating Expenses Bases.

After the end of each operating year, Landlord shall provide Tenant with a statement setting forth in reasonable detail the actual Operating Expenses for that operating year, Tenant's share thereof, and any additional rent owed by Tenant or overpayment by Tenant with respect to that operating year. Within 30 days thereafter, Tenant shall pay Landlord any balance due. If Tenant overpaid the additional rent for such operating year, such overpayment shall be credited to the next installment of rent due hereunder, or promptly shall be paid to Tenant if the Term hereof shall have expired.

The term "operating year" shall mean a period of 12 months as designated from time to time by the Landlord, the operating year currently being the fiscal year beginning July 1 and ending June 30. If the Term shall contain only a partial operating year, at the beginning or end of the Term, the Landlord's Operating Expenses for such operating year shall be pro rated.

Tenant's obligation to pay additional rent under this Section shall survive the expiration or early termination of the Term.

   6.c.  Tenant's Utility Obligations.  The Tenant shall promptly pay for all
         ----------------------------
utilities furnished to the Premises which are separately metered or measured. Operating Expenses do not include utilities supplied to tenants of the Building that are separately billed to the tenants receiving the same. Operating Expenses do include all utilities furnished to the Premises and to all other tenants of the Building which are not separately metered or measured. If any utility is furnished to the Premises and to other tenants, but not all other tenants, of Building, and such utilities are not separately metered or measured, Tenant shall pay, as additional rent hereunder, upon demand, its pro rata share of such utility charges based upon the aggregate rentable square footage of all the premises receiving such utility service.

   6.d.  Tenant's Audit Rights.  Landlord shall permit Tenant, at Tenant's
         ---------------------
expense and during normal business hours but only one time with respect to any operating year, to review Landlord's invoices and statements relating to Operating Expenses for the applicable operating year for the purpose of verifying the statement which Landlord is required to deliver to Tenant hereunder, provided that notice of Tenant's desire to so review is given to Landlord not later than three months after Tenant receives such statement from Landlord, and provided that such review is thereafter commenced and prosecuted by Tenant with due diligence. Any such accounting by Landlord shall be binding and conclusive upon Tenant unless (i) Tenant duly requests such audit within such three month period, and (ii) within three months after such audit request, Tenant shall notify Landlord in writing that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute has not been settled by agreement within two months thereafter, either party may submit the dispute to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association with 30 days after the expiration of the aforementioned two month period. The decision of the arbitrators shall be final and binding on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction. If Tenant's audit shows a discrepancy of more than five percent (5%) between Landlord's accounting of the Operating Expenses and the actual Operating Expenses for the applicable period, Landlord shall pay the cost of such audit.

7. SERVICES

   7.a.  Electric Current. With respect to electrical service, it is agreed as
         ----------------
follows:

         (1) The Premises will contain separate electric meters for measuring electricity furnished to the Premises. Tenant shall contract with the company supplying electrical current for the purchase and obtaining of electrical current directly from such company, which shall be billed directly to and paid for by Tenant. This shall include all current used in the Premises, including but not limited to all electricity used for heating, air conditioning and ventilation, lighting, equipment and machines.

Notwithstanding the foregoing, and so long as electricity is consumed at the Premises solely for lights, convenience receptacles and air conditioning in connection with ordinary office use, if the charges for electrical service to the Premises exceed $15,510 during the first lease year, Landlord agrees to reimburse Tenant for the amount of such excess. Tenant shall provide Landlord with copies of paid bills evidencing such electrical charges and such excess amount shall be credited to the next installment of rent due hereunder. The foregoing shall apply only to electrical charges for the first lease year.

         (2) If tenant shall require electrical current for use in the Premises in excess of the capacities provided after the completion of the Leasehold Improvements, and if in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements or such excess requirements will result in an additional burden on the Building systems and additional costs to Landlord on account thereof, then Landlord shall upon written request and at the sole cost and expense of Tenant, furnish and install such additional wires, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant, provided current therefor is available to Landlord, and provided further that the same shall be permitted by applicable laws and insurance regulations and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations or repairs, or interfere with or disturb other tenants or occupants of the Building. Tenant shall reimburse Landlord on demand for all costs incurred by Landlord on account thereof.

          (3) Tenant shall be responsible, at Tenant's expense, for keeping all light fixtures properly lamped at all times and for purchasing and installing all lamps and replacement lamps (including without limitation both incandescent and fluorescent) used in the Premises.

          (4) Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements, except as expressly provided otherwise herein.

          (5) Tenant agrees that it shall not make any material alteration or material addition to the electrical equipment or appliances in the Premises without obtaining the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld, conditioned or delayed, and Tenant shall promptly advise Landlord of any other alteration or addition to such electrical equipment appliances.

     7.b.  Water.  Landlord shall furnish hot and cold water to common area
           -----
restrooms for ordinary office-type cleaning, toilet, lavatory and drinking purposes, and, if the Premises contains any lavatories or other similar facilities with utilize water for such purposes, Landlord shall also furnish hot and cold water to such lavatories and facilities for such purposes. If Tenant requires, uses or consumes water for any purpose other than for the aforementioned purposes or otherwise in excessive quantities, Landlord may (i) assess a reasonable charge for the additional water used or consumed by Tenant, or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer use charge based on said meter charges as and when bills are rendered. On default in making such payment, Landlord may pay such charges and collect the same from Tenant as additional rent hereunder. Any piping and other equipment and facilities installed by, or for, Tenant (including the Leasehold Improvements) for use of water within the Premises (if any) will be maintained by Tenant at Tenant's sole cost and expense.

     7.c.  Heat.  Landlord shall furnish heat to the Premises and to the Common
           ----
Areas of the Building during the normal heating season. The heat for the Premises is separately controlled from within the Premises. Tenant covenants and agrees to keep the Premises heated to no more than usual and customary levels for office occupancy during Business Hours, to keep the Premises heated to minimum levels to protect the Premises and building systems during all hours when the Premises are not occupied, to keep all windows shut while the Premises are being supplied with heat, and to otherwise cooperate with Landlord in reducing the costs of heating the Premises and the Building.

The costs of all heat furnished to the Premises (and to other rentable areas of the Building) and the Building shall be included as part of the Operating Expenses.

     7.d.  Elevators.  Landlord shall provide elevator facilities (which may be
           ---------
manually or automatically operated, either or both, as Landlord may from time to time elect) for the Building, and shall maintain (subject to the provisions of
Section 7.e. and Section 24 hereof) at least one elevator in operation at all times for Tenant's use, non-exclusively, together with others having business in the Building; Landlord shall equip any elevator serving the Third Floor Premises with a security device which Tenant may utilize to prevent other tenants or occupants of the Building or their invitees from accessing the Third Floor Premises.

     7.e.  Interruption or Curtailment of Services.  Landlord reserves the right
           ---------------------------------------
to interrupt, curtail, stop or suspend the furnishing of services (including the elevator) and the operation of the plumbing, mechanical, heating and electric systems whenever necessary for repairs, alterations, replacements or improvements desirable or necessary to be made in the reasonable judgment of Landlord or whenever necessary due to accident or emergency, difficulty or inability in securing supplies or labor strikes, or any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned, until said cause has been removed. Except when caused by the gross negligence of Landlord, there shall be no diminution or abatement of rent or other compensation due from Tenant to Landlord hereunder, nor shall this Lease be affected or any of Tenant's obligations hereunder reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage or suspension of services or systems, except that Landlord shall exercise all due diligence to eliminate the cause of same. Landlord agrees to provide reasonable prior written notice of any scheduled interruption, curtailment, stoppage or suspension, and in the case of an emergency or unscheduled interruption, to provide notice as is reasonable under the circumstances (including oral or telephonic notice). Landlord shall use diligent efforts to minimize the duration of any interruption of services, and where reasonably practicable, attempt to schedule work causing such interruption after Business Hours.

Notwithstanding the foregoing, if due to events arising or causes originating solely within the Building or only affecting the Building and no other buildings, and if not due to the default or the acts or negligence of the Tenant or any of Tenant's employees, agents, contractors or invitees, (i) the Premises lack sufficient heat, water, electricity or access, and (ii) not less than one entire floor of the Premises shall be rendered unusable for the Permitted Uses as a result thereof, and (iii) such untenantability continues for 5 consecutive business days after Tenant provides Landlord with written notice of same, the ratable portion of Fixed Rent and additional rent on account of Operating Expenses shall be abated for such portion of the Premises rendered untenantable thereby, commencing on the day immediately succeeding the expiration of such 5 business day period and ending on the date that the Premises (or such portion) are rendered tenantable. If the conditions set forth in clauses (i), (ii) and
(iii) of the immediately preceding sentence shall continue for a period in excess of 30 consecutive days, Tenant shall have the right to terminate this Lease by giving written notice thereof to Landlord, and this Lease shall terminate 7 days after the date of receipt of said notice as if such date were the expiration date of this Lease; provided, however, if the Premises (or such portion thereof) shall be rendered tenantable prior to the expiration of such 7 day period, such notice of termination shall be null and void and of no further force and effect.

     7.f. Energy Conservation. Notwithstanding anything to the contrary
          -------------------
contained in this Lease, Landlord may institute such reasonable policies, programs or measures as may be necessary, required or expedient for the conservation and/or preservation of energy or energy services, provided either the majority of similar buildings in the area in which the Building is located are subject to similar policies, programs or measures, or such are necessary or required to comply with applicable governmental codes, rules, regulations or standards.

     7.g. Health Club. Landlord has made arrangements for an unattended fitness
          -----------
and recreational facility (the "Health Club") to be operated at the Building. The Health Club will be available during the Term for the non-exclusive use of Tenant and Tenant's employees during its hours of operation, which are currently 6:00 AM to 9:00 PM Monday through Friday. Such use shall be subject to the rules and regulations established from time to time by the Health Club, and any use of the Health Club and its facilities shall be in accordance with the rules and regulations. There shall be no charge imposed for the use of the Health Club by Tenant or Tenant's employees; however, the costs of operation of the Health Club are included in the Landlord's Operating Expenses.

No person may use the Health Club unless he or she has first (i) signed a copy of the Health Club's rules and regulations, (ii) signed a copy of the Health Club's form of release and hold harmless agreement and (iii) received an entry card from the Landlord. Landlord will issue individual entry cards to Tenant's employees without charge; however, a charge will be made for the replacement of lost cards.

It is understood and agreed that all use of the Health Club and its facilities shall be at the sole risk of Tenant and the employees using same. The Tenant hereby releases Landlord, and the owner and operator of the Health Club, and their successors and assigns, from any liability in connection with Tenant's and Tenant's employees use of the Health Club and its facilities, and indemnifies and holds the Landlord, and the owner and operator of the Health Club; and their successors and assigns, jointly and severally harmless from and against any loss, cost, liability, damage or expense (including attorneys fees) occasioned by or in any way relating to arising from the use of the Health Club or its facilities by Tenant or Tenant's employees, or from the use of the Health Club or its facilities by any unauthorized party allowed to use same by Tenant or any of its employees. This paragraph shall survive any termination of this Lease.

Landlord reserves the right at any time and from time to time to discontinue the Health Club or to alter any of the services provided or to relocate the Health Club within the Concord Farms office park. Tenant understands that the Health Club is not owned or operated by Landlord, and that Landlord may, at its election, operate the Health Club directly or contract with any third party to operate same.

     7.h. Cleaning. Landlord agrees to perform daily cleaning of the Premises
          --------
and the common areas serving the Premises on business days and such other cleaning and janitorial services as are provided by Landlord to other tenants of the building and/or by landlords of buildings of similar class and quality as the Building in the Lexington/Concord area, including, without limitation, periodic interior and exterior window cleaning and rubbish removal. The cost of such cleaning shall be included in Operating Expenses.

     7.i.  Parking. Landlord shall designate with signage 11 parking spaces in
           -------
the parking area adjacent to the Building for the exclusive use of Tenant's employees and visitors. Tenant shall have the right to use all other parking spaces in the parking lot on Landlord's Property, in common with all others entitled thereto, not designated for the exclusive use of other tenants in the Building. Landlord agrees that it shall not designate more than 1 parking space in such parking area per 1,000 square feet of rentable square footage of any other Building tenant's premises for such tenant's exclusive use and that Landlord shall not designate any parking spaces in such parking lot for the exclusive use of any other tenant of Landlord in the Concord Farms office park.

8.   QUIET ENJOYMENT

     The Tenant, upon prompt payment of the rent and other amounts herein reserved, and upon the performance of all of its obligations under this Lease, shall at all times during the Term and during any extension or renewal thereof, peaceably and quietly enjoy the Premises without any disturbance from the Landlord or from any other person claiming through the Landlord, subject, however, to the rights of holders of senior mortgages and to the terms and provisions of this Lease.

9.   CONDITION/PREPARATION OF PREMISES/ALTERATIONS

     9.a.  Third Floor Improvements.  Landlord has had preliminary plans
           ------------------------
prepared for the layout of Tenant's leasehold improvements for the Third Floor Premises, which are to be constructed using, and in accordance with, Landlord's building standards for tenant improvements, in accordance with the narrative summary of the improvements and in substantial compliance with all applicable governmental laws, bylaws, rules, regulations, ordinances and codes (the "Third Floor Improvements"). The preliminary plans have been approved of by the Tenant and are attached hereto as Exhibit C-1, the narrative summary of the
                           -----------
improvements has been approved of by the Tenant and is attached hereto as Exhibit C-3 and the building standards are attached hereto as Exhibit D
-----------                                                   ---------
(together, the "Third Floor Preliminary Plans"). The Third Floor Improvements shall not include Tenant's furniture, trade fixtures, equipment and personal property, including without limitation any office systems or bullpen separations in the cubicle and work area portions of the Third Floor Premises, and the Third Floor Improvements are limited to the work specifically depicted on the Third Floor Preliminary Plans.

Landlord shall cause construction plans in sufficient detail to permit Landlord's contractor to construct the Third Floor Improvements, to be prepared in substantial conformity with the Third Floor Preliminary Plans, and upon their completion, shall submit same to Tenant for approval. Tenant shall promptly review same and advise Landlord in writing within 5 business days as to whether same are approved of by Tenant, or, if not, specifically detailing the deficiencies claimed by Tenant; and Tenant's failure to respond within 5 business days shall be deemed Tenant's approval of such plans. Tenant's approval right shall be limited to confirmation that such plans substantially conform to the Third Floor Preliminary Plans, and approval (not to be unreasonably withheld) to any changes or variations from the Third Floor Preliminary Plans, and such approvals shall be consistent with all previous approvals given. Such plans, when approved (or deemed approved) of by Tenant, are referred to as the "Third Floor Plans."

Following Tenant's approval of the Third Floor Plans, Landlord shall proceed diligently, and at its sole cost and expense, to obtain all necessary permits and approvals for the construction of the Third Floor Improvements, to engage a contractor to perform the construction, to cause the contractor to proceed diligently with the construction of the Third Floor Improvements and to use reasonable efforts to Substantially Complete the Third Floor Improvements in substantial conformance with Third Floor Plans by the date 90 days following Tenant's written approval (or following the date such plans are deemed approved) of the Third Floor Plans. Landlord shall endeavor to provide Tenant with 30 days advance notification of the date by which it expects the Third Floor Improvements to be Substantially Completed.

The date that the Third Floor Improvements have been Substantially Completed shall be the "Third Floor Completion Date."

     9.b. Second Floor Improvements. Landlord has had preliminary plans prepared
          -------------------------
for the layout of Tenant's leasehold improvements for the Second Floor Premises, which are to be constructed using, and in accordance with, Landlord's building standards for tenant improvements, in accordance with the narrative summary of the improvements and in substantial compliance with all applicable governmental laws, bylaws, rules, regulations, ordinances and codes (the "Second Floor Improvements"). The preliminary plans have been approved of by the Tenant and area attached hereto as Exhibit C-2, the narrative summary of the improvements
                        -----------
have been approved of by the Tenant and is attached hereto as Exhibit C-3 and
                                                              -----------
the building standards are attached hereto as Exhibit D (together, the "Second
                                              ---------
Floor Preliminary Plans"). The Second Floor Improvements shall not include Tenant's furniture, trade fixtures, equipment and personal property, including without limitation any office systems or bullpen separations in the cubicle and work area portions of the Second Floor Premises, and the Second Floor Improvements are limited to the work specifically depicted on the Second Floor Preliminary Plans.

Prior to the date 90 days after the Third Floor Completion Date, Tenant shall provide Landlord with a written notice to proceed (the "Notice to Proceed") with the Second Floor Improvements. Following Landlord's receipt of the Notice to Proceed, Landlord shall cause construction plans, in sufficient detail to permit Landlord's contractor to construct the Second Floor Improvements, to be prepared in substantial conformity with the Second Floor Preliminary Plans, and upon their completion, shall submit same to Tenant for approval. Tenant shall promptly review same and advise Landlord in writing within 5 business days as to whether same are approved of by Tenant, or, if not, specifically detailing the deficiencies claimed by Tenant; and Tenant's failure to respond within 5 business days shall be deemed Tenant's approval of such plans. Tenant's approval right shall be limited to confirmation that such plans substantially conform to the Second Floor Preliminary Plans, and approval (not to be unreasonably withheld) to any changes or variations from the Second Floor Preliminary Plans, and such approvals shall be consistent with all previous approvals given. Such plans, when approved (or deemed approved) of by Tenant, are referred to as the "Second Floor Plans."

Following Tenant's approval of the Second Floor Plans, Landlord shall proceed diligently, and at its sole cost and expense, to obtain all necessary permits and approvals for the construction of the Second Floor Improvements, to engage a contractor to perform the construction, to cause the contractor to proceed diligently with the construction of the Second Floor Improvements and to use reasonable efforts to Substantially Complete the Second Floor Improvements in substantial conformance with the Second Floor Plans by the date 90 days following Tenant's written approval (or following the date such plans are deemed approved) of the Second Floor Plans.

The date that the Second Floor Improvements have been Substantially Completed shall be the "Second Floor Completion Date."

The earlier to occur of (i) the Second Floor Completion Date, or (ii) the date 180 days after the Third Floor Completion Date shall be the "Second Floor Commencement Date." Notwithstanding the foregoing (and notwithstanding Tenant's obligation to pay rent hereunder with respect thereto), in no event shall Tenant use or occupy the Second Floor Premises prior to the Second Floor Completion Date.

     9.c. Leasehold Improvements. The following shall be applicable to the Third
          ----------------------
Floor Improvements and the Second Floor Improvements (together, the "Leasehold Improvements"):

          (1) The term "Substantial Completion" or "Substantially Completed" shall mean that the work is sufficiently advanced so that Landlord has obtained a Certificate of Occupancy from the Town of Concord permitting the applicable portion of the Premises to be occupied (subject to the completion by Tenant of any of fit-out work which is not Landlord's responsibility hereunder) for the Permitted Use (as defined in Section 19). Landlord shall complete any unfinished items as soon as reasonably practicable, Landlord shall take all reasonable steps necessary to minimize any interference with Tenant's use and occupancy of the Premises which may result therefrom, and Tenant shall afford Landlord reasonable access to the Premises for such purposes.

          (2) Landlord shall use good faith efforts to accommodate requests by Tenant for modifications of the approved plans ("Changes"), provided: (i) the Changes do not modify the scope of the work or any major components thereof;
(ii) the Changes are approved of by Landlord's lender; (iii) any additional cost (including without limitation, architects and engineering fees and supervision and management costs charged by Landlord or its affiliates) resulting from the Changes is paid by Tenant in full prior to Landlord commencing such construction, and (iv) the Changes, individually or in the aggregate, will not, in Landlord's opinion, cause any delay in the completion of the work according to Landlord's then current schedule.

Landlord shall also use good faith efforts to accommodate requests by Tenant for Changes which do not meet the requirements of clauses (i) or (iv) above, provided: (a) clauses (ii) and (iii) above shall be fully applicable and (b) if, in Landlord's opinion, the Changes will cause any delay in the completion of the work according to Landlord's then current schedule, Tenant shall take such steps as Landlord may require to ensure that Landlord does not sustain any loss resulting therefrom, including the commencement of payments of rent hereunder as of the date work would have been Substantially Completed, in Landlord's opinion, absent such Changes.

It is agreed that Changes shall, without limitation, include modifications to the preliminary plans requested by Tenant, including the use of quantities or qualities of materials or items in excess of the building standards, unless specifically included and depicted in the preliminary plans.

          (3) Tenant shall give Landlord prompt written notice of any specific defects or incomplete remaining items of work with respect to the Leasehold Improvements. Except with respect to the items contained in any such notice given prior to the first anniversary of the Term Commencement Date, Tenant shall be deemed satisfied with the Leasehold Improvements, Landlord shall be deemed to have completed all of its obligations under this Section 9, and Tenant shall have no claim that Landlord has failed to perform in full its obligations hereunder.

          (4) It is agreed and understood that, except only for the Leasehold Improvements, any and all work to be done in or on the Premises to prepare same for Tenant's occupancy shall be performed by Tenant, at Tenant's sole cost and expense, in accordance with the terms of this Lease.

     9.d. Condition of Building and Premises.  Tenant agrees as follows:
          ----------------------------------

          (1) Except only for the construction of the Leasehold Improvements, the Tenant accepts the Premises in its "as is" condition, without representation or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord as to the condition thereof.

          (2) Tenant has examined the plans and specifications for the renovation of the Building (the "Renovation"), which plans are listed on Exhibit
                                                                         -------
E attached hereto (the "Renovation Plans"), and Tenant hereby approves of such
-
renovations. Except only for the construction of the renovations indicated thereon, Tenant accepts the Building in its "as is" condition, without representation or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord as to the nature, condition or usability thereof. Landlord agrees to proceed diligently, and at its sole cost and expense, to complete the Renovations in substantial conformity with the Renovation Plans and all applicable governmental laws, bylaws, rules, regulation, ordinances and codes, and Landlord agrees that if any such work occurs after the Term Commencement Date, Landlord shall use reasonable efforts to minimize interference with the Tenant's use and occupancy of the Premises which may result therefrom.

     9.e. Alterations. No alterations, additions or improvements (hereinafter
          -----------
"Alterations") to the Premises shall be made by the Tenant without written consent of the Landlord, and with respect to nonstructural Alterations Landlord agrees not to unreasonably withhold, condition or delay such consent. All work done in connection with any Alterations, following Landlord's approval thereof, shall be done in a good and workmanlike manner, in accordance with all applicable laws, with all permits and approvals therefor obtained by Tenant and performed by contractors approved by Landlord. Any such contractor shall be required to provide a certificate of comprehensive general liability and property damage insurance in the amount of $1,000,000.00, naming Landlord as an additional insured. Any Alterations made by the Tenant after such consent shall have been given, and any non-trade fixtures installed as part thereof shall become the property of the Landlord upon the expiration or other sooner termination of this Lease, unless, at the time of Landlord's consent to such Alterations, Landlord shall require the removal of some or all of same, in which event the Tenant shall have the obligation to remove such Alterations or fixtures, (or the portion thereof designated by Landlord) at the Tenant's cost upon the termination of this Lease, in all events, leaving the Premises in good order and repair, reasonable wear and tear and damage by fire or other casualty only excepted. It is agreed that (unless otherwise required by Landlord at the time of its consent) all wiring and cabling installed in the Premises shall remain upon the termination of the Lease and shall become Landlord's property.

10.  MAINTENANCE AND REPAIRS

     Tenant shall maintain all portions of the Premises in good order and repair and shall keep the Premises and immediate adjoining areas free of obstructions. The Tenant shall make all nonstructural repairs necessary to maintain the Premises in good order and repair, except such repairs related to common facilities or utility installations for the common use of the Building, or exterior glass (but if such repairs are required as a result of Tenant's acts, negligence or default, Tenant shall be responsible for the costs thereof), and shall return the Premises to Landlord at the end of the Term in good condition, reasonable wear and tear, damage by fire or other casualty only excepted.

Landlord shall perform all necessary maintenance, repairs and replacements to the structural elements of the Building and all common areas and facilities serving the Premises, including, without limitation, the roof and structural elements of the Building, all building systems and building service equipment, including, without limitation, electrical, plumbing, sprinkler and heating, ventilating and air conditioning systems ("HVAC") the Building exterior and all landscaping and snow removal in order to keep the same in good condition and repair, reasonable wear and tear, damage by fire or other casualty or taking by eminent domain only excepted. All such maintenance, repairs and replacements shall be paid by Landlord and (except only to the extent provided otherwise in Section 6.a.) shall be included in the Operating Expenses, unless such maintenance, repairs and replacements are due to the neglect or fault of Tenant or its agents, employees or contractors, in which event Tenant shall promptly reimburse Landlord for the cost thereof upon receipt of Landlord's invoice therefor.

11.  INSURANCE

     11.a.  Indemnification.  Subject to the provisions of Section 11.e., the
            ---------------
Tenant shall save the Landlord harmless and indemnified from and against all injury, loss, claim or damage to any person or property while on the Premises or Landlord's Property arising out of the use or occupancy of the Premises by the Tenant (unless caused by the gross negligence or default of the Landlord, its employees, agents, licensees or contractors) and from and against all injury, loss, claim or damage to any person or property occasioned by any wrongful act, negligence or default of the Tenant or any of Tenant's agents, employees or contractors. The provisions of this Section shall be deemed modified by the provisions M.G.L. Chapter 186, Section 15, to the extent applicable.

     11.b.  Liability Insurance.  The Tenant shall maintain with respect to the
            -------------------
Premises and appurtenances thereto comprehensive general liability and property damage including the broad form comprehensive general liability endorsement and a contractual liability coverage endorsement, in limits of not less than $2,000,000.00 per occurrence, or such greater amount as shall be reasonably required by Landlord from time to time, for combined single limit bodily injury and property damage liability, in companies qualified to do business in Massachusetts and acceptable to Landlord, insuring the Landlord as well as the Tenant against injury to persons or damage to property as herein provided.

     11.c.  Property Insurance.  The Tenant shall maintain, at its sole cost and
            ------------------
expense, fire and extended coverage insurance for all of its contents, furniture, furnishings, equipment, improvements, funds, personal property and fixtures located within or about the Premises, providing protection in an amount equal to 100% of the full replacement value of said items (replacement value meaning the cost of repairing or replacing the damaged property without deduction for depreciation). Upon the request of Landlord, Tenant shall provide Landlord with evidence of such insurance coverage.

Landlord shall maintain property insurance covering the Building in amounts and with such coverages as Landlord shall reasonably deem adequate, and the costs of same shall be included as part of the Operating Expenses hereunder. Upon the request of Tenant, Landlord shall provide Tenant with evidence of such insurance coverage.

     11.d.  Insurance Policies.  The Tenant shall deposit with the Landlord
            ------------------
certificates of insurance that it is required to maintain under this Section, at or prior to the commencement date of this Lease, and thereafter, within 30 days prior to the expiration of each such policy. Such policies shall to the extent obtainable, provide that the policies may not be changed or canceled without at least 30 days prior written notice to the Landlord. Such insurance may be maintained by the Tenant under a blanket policy or policies so-called.

     11.e.  Waiver of Subrogation.  Landlord and Tenant and all parties claiming
            ---------------------
under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered by insurance on the Premises or Landlord's Property or in connection with property on or activities conducted on the Premises or Landlord's Property, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided, that in the case of increased cost, the other party shall have the right, within 30 days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

12.  FIRE AND CASUALTY DAMAGE

     12.a.  Termination.  Should all or a portion of the Premises, or of the
            -----------
Building, be substantially damaged (as defined below) by fire or other casualty, the Landlord at its option may elect to terminate this Lease. Should all or a portion of the Premises, or the common areas and facilities of the Building necessary for the use and occupancy of the Premises, be substantially damaged (as defined below) by fire or other casualty, the Tenant may elect to terminate this Lease if:

            (1) The Landlord fails to give written notice within 60 days after such damage of its intention to restore the Premises and such appurtenant common areas and facilities, and

            (2) Such damage causes the Premises to be rendered untenantable for
                Tenant's use thereof for more than 120 days, or has not been substantially restored as nearly as reasonably practicable to the same condition as they were prior to such damage within 180 days.

Tenant shall exercise its option to terminate by giving written notice to Landlord, as applicable, within 30 days after Landlord's failure to notify or within 30 days after such 120-day or 180-day period.

The term "substantial damage" as used herein shall refer to damage of such a character that the same cannot, in ordinary course, be reasonably expected to be repaired within 120 days from the time that such work commences, as reasonably determined by Landlord.

     12.b.  Restoration and Abatement.  If the Term of this Lease is not so
            -------------------------
terminated, Landlord will, with reasonable diligence and at its expense, repair and rebuild the Premises, and the common areas and facilities of the Building necessary for the use and occupancy of the Premises, as nearly as reasonably practicable to the same condition as they were in prior to such damage. Landlord's obligations to repair and rebuild shall in all events be limited to the insurance proceeds made available to Landlord. Landlord shall not be obligated to repair or restore Tenant's personal property, fixtures, furniture, equipment or floor coverings or any Alterations performed by Tenant.

If the Term of this Lease is not so terminated, for so long as such fire or casualty renders the Premises substantially unsuitable for their Tenant's use, a just and proportionate abatement of rent shall be made until Landlord's repairs have been completed.

It is expressly understood and agreed that nothing in this Lease contained shall be deemed to create in Tenant any interest in any hazard insurance policies or the proceeds thereof.

13.  EMINENT DOMAIN

     13.a.  Termination.  In the event that the whole of the Premises or
            -----------
Landlord's Property shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the Term hereby granted shall forthwith terminate as of the date of the divesting of Landlord's title. Should a portion of the Premises, or of the Building, or of Landlord's Property, be so condemned or taken, and such taking is substantial (as defined below), the Landlord at its option may elect to terminate this Lease. Should a portion of the Premises, or the common areas and facilities of the Building necessary for the use and occupancy of the Premises, be so condemned or taken, and such taking is substantial (as defined below), the Tenant may elect to terminate this Lease if:

            (1) Such taking or condemnation results in the permanent loss of reasonable access to the Premises, or 10% or more of the Premises, or facilities that supply heat, air conditioning, water, drainage, plumbing, electricity or other utilities or services to the Premises; or

            (2) Such taking or condemnation renders the Premises untenantable for Tenant's use thereof for more than 120 days, or has not been substantially restored as nearly as reasonably practicable to the same condition as they were prior to such taking within 180 days.

Tenant shall exercise its option to terminate by giving written notice to Landlord within 60 days following the date on which Landlord's title has bee divested by such authority or within 60 days after such 120-day or 180-day period.

The term "substantial" as used herein shall refer to a condemnation or taking which: reduces the floors area of the Building, or reduces the total area of Landlord's Property by more than 5%, or affects parking and/or access to Landlord's Property and the Building, or will require, in Landlord's judgment, more than 120 days to restore.

     13.b.  Restoration and Abatement. If neither the Landlord or Tenant elects
            -------------------------
to terminate this Lease as aforesaid, this Lease shall be unaffected by such taking, except that the Fixed Rent shall be abated equitably. In the event that only a part of the Premises shall be so condemned or taken and this Lease is not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the Premises as nearly as reasonably practicable to the same condition as it was prior to such condemnation or taking. Landlord's obligations to restore shall in all events be limited to the condemnation proceeds made available to Landlord.

     13.c.  Award.  In the event of any condemnation or taking hereinbefore
            -----
mentioned of all or part of Landlord's Property, Landlord shall be entitled to receive the entire award in the condemnation proceedings, including any award made for the value of the estate vested by this Lease in the Tenant, and Tenant hereby expressly assigns to the Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof. Notwithstanding the foregoing, Tenant shall have the right to bring a separate condemnation proceeding for relocation expenses and the unamortized value of trade fixtures payable in the manner and extent as, and if, provided by law.

14.  SIGNS

     Landlord shall install, at its expense, an exterior sign on Landlord's Property near the driveway entrance to Landlord's Property from Virginia Road, identifying the Building and including Tenant's trade name, PreVision Marketing. The entrance sign shall be similar to the entrance signage of other buildings at Concord Farms, but smaller in scale reflecting the smaller size of the Building. Tenant may, at its sole cost and expense, install a sign on or adjacent to the interior entrance door to the Premises identifying Tenant by its trade name, which sign shall be of a size, design and location in accordance with the Building's signage standards, as established from time to time by Landlord, and subject to the prior approval of the Landlord. Tenant shall not place any other signs or other forms of advertising on or about the exterior of the Premises, the exterior or interior of the Building or elsewhere on Landlord's Property; and the foregoing prohibition shall also prohibit any signs or other advertising on the windows of the Premises or located within the interior of the Premises that are visible from the exterior of the Building, without Landlord's prior written consent, which may be withheld at Landlord's sole discretion.

Tenant shall be identified on the building directory in the entrance lobby to the Building. Landlord also agrees to provide signage identifying the parking spaces reserved for Tenant's exclusive use (pursuant to Section 7.i. hereof).

15.  ACCESS

     Tenant shall have access to the Premises (subject to the provisions of Section 7.e. and Section 24 hereof), on a 24 hour a day, 7 days a week basis, provided, during non-business hours and on non-business days, Landlord may impose security requirements on access to the Building (such as card controlled access) and such access shall be subject to the Landlord's rules and regulations.

The Landlord shall have access to the Premises at all reasonable times upon reasonable prior written or oral notice, except in the case of emergency, when Landlord shall have the right to enter the Premises at any time, provided Landlord uses reasonable efforts to provide notice if and to the extent same is practicable under the circumstances.

16.  SUBLEASE AND ASSIGNMENT

     The Tenant shall not assign the Lease or sublet the Premises for the remainder of the Term except with the prior written approval of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Without limitation, Landlord's consent shall be deemed reasonably withheld unless Tenant is able to demonstrate to the reasonable satisfaction of Landlord that:

          (1) The financial strength of the proposed subtenant/assignee is reasonably acceptable to the Landlord, and in any event is sufficient to provide reasonable assurance of its ability to comply with the provisions of this Lease;

          (2) The business reputation of the proposed subtenant/assignee is in accordance with generally acceptable commercial standards;

          (3) The use of the Premises by the proposed subtenant/assignee is in accordance with the requirements of this Lease; and

          (4) The use of the Premises by the proposed subtenant/assignee will not be competitive, directly or indirectly, with that of any other tenant of the Building, including without limitation Spaulding Management Corporation and its affiliates, and the proposed use of the premises (if different than Tenant's use) will not violate any other agreements affecting the Building, the Landlord or other tenants.

For the purposes hereof, any transfer of the stock of Tenant or any merger or consolidation of Tenant with another entity shall be deemed an assignment hereunder; provided transfers of stock among existing shareholders or between existing shareholders and their family members and transfers of stock or merger or consolidation with any parent or subsidiary shall not require the consent of Landlord; and provided transfers of stock to third parties totaling less than 50% in the aggregate which do not result in a change in control of the Tenant shall not require the consent of Landlord.

Notwithstanding any such assignment or subletting, it is understood and agreed that the original Tenant named herein shall always remain primarily and unconditionally liable to Landlord for the observance and performance of the obligations and agreements of Tenant in this Lease contained.

It shall be a condition precedent to the granting of any consent by Landlord hereunder that any such assignee or subtenant shall enter into an agreement with Landlord, in form satisfactory to counsel to Landlord, pursuant to which such assignee or subtenant agrees directly with Landlord to assume and perform all of the obligations and agreements of Tenant contained in this Lease. Tenant agrees to pay Landlord's reasonable out-of-pocket costs and expenses in connection with the consideration of any such proposed assignment or subletting, including reasonable attorney's fees.

Tenant shall pay to Landlord monthly one-half of the excess of the rents and other charges received by Tenant pursuant to the assignment or sublease (after deduction of the reasonable out-of-pocket costs and expenses incurred by Tenant in connection with such assignment or sublease, including without limitation, brokerage commissions, reasonable attorney's fees and alterations to the Premises) over the rents and other charges reserved to Landlord under this Lease attributable to the space assigned or sublet.

17.  [INTENTIONALLY DELETED]

18.  SUBORDINATION

     Subject to the provisions of this Section 18, this Lease is subject and subordinate to all ground leases and to all real estate mortgages prior to or subsequent to the date or execution and delivery of this lease and to all renewals, modifications, consolidations, replacements or extensions thereof. Upon the request of Landlord, the Tenant shall promptly execute and deliver all such instruments as may be appropriate to subordinate this Lease to any ground leases and/or mortgages, and to all advances made thereunder and to the interest thereon, and all renewals, replacements and extensions thereof, provided that, in the case of ground leases or mortgages entered into subsequent to the date of execution and delivery of this Lease, at the Tenant's request, Landlord shall obtain from a ground lessor under any ground lease or the holder of any mortgage encumbering Landlord's Property a so-called nondisturbance agreement in any commercially reasonable form customarily used by such ground lessor or mortgagee, pursuant to which such party agrees not to disturb the occupancy of Tenant under the Lease in the event of termination of any such ground lease or foreclosure of any such mortgage if Tenant is not in default of any of the terms and conditions of this Lease.

19.  TENANT'S COVENANTS

     The Tenant covenants and agrees as follows:

     (a) Tenant shall perform promptly all of the obligations of the Tenant set forth in this Lease and shall pay when due all rent (including all Fixed Rent and additional rent) and all other charges which by the terms of this Lease are to be paid by the Tenant.

     (b) Tenant shall obtain all necessary governmental licenses and permits required for the proper and lawful conduct of Tenant's business and Tenant's use of the Premises. Tenant, at Tenant's expense, shall comply with all health, safety and police requirements affecting or applicable to the Premises or the cleanliness, safety, occupancy and use thereof, whether or not same are substantial, foreseen or unforeseen, ordinary or extraordinary. Tenant shall at all times conduct its business in a reputable manner.

     (c) Tenant shall (subject to the provisions of Section 11.e.) pay all costs on demand for all damages to the Premises and Landlord's Property suffered or incurred by Landlord and caused by the wrongful act or negligence or default of Tenant, its agents, employees, invitees or assigns.

     (d) Tenant shall (subject to the cleaning services to be provided by Landlord pursuant to Section 7.h hereof) keep the interior of the Premises in a clean, neat and orderly condition. Tenant shall keep all refuse, rubbish and debris in covered containers located only in areas approved by Landlord. If additional rubbish pick-up is required, or if the dumpster needs to be emptied due to Tenant's usage, then such additional cost shall be paid by Tenant, as additional rent hereunder, promptly upon demand from Landlord.

     (e) Tenant shall permit Landlord and its agents to examine the Premises at reasonable times after reasonable notice, and to show the premises to prospective tenants commencing 6 months prior to the expiration of this Lease. The Landlord may enter the Premises to make any replacements and repairs desired by Landlord, provided same does not unreasonably interfere with Tenant's use and occupancy of the Premises.

     (f) Tenant shall use the Premises only for office (the "Permitted Use") and for no other purpose.

     (g) Tenant shall not injure, overload, deface or otherwise harm the Premises, commit any nuisance or permit the emission of any objectionable odor, or make any use of the Premises which will increase the cost of the Landlord's insurance (unless Tenant pays for such increased cost). Tenant shall not sell or display merchandise in or store or dispose of trash or refuse in or otherwise obstruct the driveways, walks, halls, parking area, or other common areas. The sidewalks, entrances and stairways shall not be obstructed or encumbered by the Tenant or used for any purpose other than egress to and from the Premises.

     (h)  Tenant shall not suffer or permit strip or waste of the Premises.

     (i) Tenant shall not permit any use of the premises that unreasonably interferes with or affects any other tenants in the Building or creates a public or private nuisance or fire hazard.

     (j) Tenant shall not conduct any auction, fire, bankruptcy or going-out-of-business sale, nor use or permit any sound apparatus for reproduction or transmission of music or sound which shall be audible beyond the physical interior of the Premises.

     (k) Tenant shall comply with Landlord's Rules and Regulations as are currently in effect and such reasonable rules and regulations as shall from time to time hereafter be established by the Landlord for the safety, care, cleanliness or orderly conduct of the Premises and landlord's Property, and for the benefit, comfort and convenience of all of the occupants of the Building, provided such rules and regulations hereafter established shall not unreasonably interfere with Tenant's use and occupancy of the Premises. The Rules and Regulations as currently in effect are as set forth in Exhibit F attached hereto.
     ---------

     (l) If during the Term and any extension thereof, the fire insurance rate of the Building or the Premises is increased due to the nature of the Tenant's occupancy, Tenant shall pay to the Landlord any additional insurance premiums resulting from such rate increase. Any such additional premiums payable by the Tenant shall be additional rent and shall be paid to the Landlord within 10 days after written demand accompanied by the insurance premium notice or other satisfactory evidence of the amount due.

     (m) Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy or building permit issued for the Building or any applicable zoning ordinance. The statement in the Lease of the nature of the business to be conducted by the Tenant in the Premises does not constitute a representation or guaranty by the Landlord that any particular business or use may be conducted on the Premises or is lawful under the certificate of occupancy or building permit or is otherwise permitted by law.

     (n) Tenant shall not abandon the Premises (temporary closures for Alterations or in connection with a sublease or assignment shall not be deemed abandonment). Tenant shall operate and conduct its business within the Premises in a first class and reputable manner and in such a manner both as regards noise and other nuisances, as will not unreasonably interfere with or disturb any other tenant's use and occupancy of its premises in the Building, or the Landlord in the management of the Building.

     (o) Tenant, and Tenant's employees, agents, contractors, licensees, invitees, guests or customers, shall not generate, store or spill upon, dispose of or transfer to or from the Premises or Landlord's Property any hazardous waste materials (as defined below), except only for such materials as are commonly found in office products and supplies, and Tenant shall strictly comply with all applicable laws relating to hazardous waste materials. Tenant shall save Landlord (together with its partners, beneficial owners, trustees, employees, agents, contractors, attorneys and mortgagees) harmless and indemnified from and against any and all damages (including without limitation clean-up and remediation costs) which may be asserted on account of the presence or release of hazardous waste materials on, in or from the Premises during the Term and any period when Tenant (or those claiming by or through Tenant) occupies the Premises, on account of the activities of Tenant (or those claiming by or through Tenant) in violation of any applicable laws relating to hazardous waster materials, or on account of the breach of any of the covenants contained in the previous sentence. Tenant agrees that if it or anyone claiming under it violates this provision, Tenant shall forthwith remove the hazardous waste materials in the manner provided by applicable law, regardless of when such hazardous waste materials shall be discovered, and Tenant shall forthwith repair and restore any portion of the Premises or Landlord's Property which it shall disturb in so removing said hazardous waste materials to the condition which existed prior to Tenant's disturbance thereof. The provisions of this subparagraph shall be in addition to any other obligations or liabilities of Tenant under this Lease or under applicable law, and in addition to any other remedies of Landlord under this Lease or under applicable law, and the obligations of Tenant under this subparagraph shall survive the termination of this Lease.

     For purposes of this subparagraph, "hazardous waste materials" shall mean any substance which is or becomes defined as hazardous waste, hazardous material or oil under any Federal, State or local laws, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or otherwise hazardous to health and which is or becomes regulated under any applicable law.

     (p) Tenant hereby represents to the Landlord that it has the authority to enter into this Lease, that the execution and delivery of this Lease is not in contravention of its charter or by-laws or applicable state laws, and has been duly authorized by, as appropriate, its Board of Directors and Shareholders, its Partners, or its Beneficiaries.

20.  TENANT'S DEFAULTS

The following shall be deemed to be defaults hereunder:

          (a) If Tenant shall fail to pay the Fixed Rent or any monthly estimated installments of its share of the Operating Expenses when due hereunder and such failure continues for more than 7 days after written notice from Landlord designating such failure (provided if Landlord gives such written notice more than 2 times in any 12-month period, no such written notice shall thereafter be required, and thereafter the failure to make such payment within seven days of the due date, without notice, shall constitute a default hereunder); or if Tenant fails to pay any other additional rent or other charges provided for hereunder and such failure continues for more than 7 days after written notice form Landlord designated such failure; or

          (b) If Tenant shall fail to comply with any other obligation or covenant hereunder and such failure continues for more than 30 days after written notice from Landlord to Tenant specifying such failure; provided, if such failure by its nature cannot be cured within 30 days, Tenant shall be given such additional time as is reasonably necessary, not to exceed 60 days, provided Tenant has commenced diligently to correct said failure and thereafter diligently pursued such correction to completion; or

          (c) If Tenant makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; if a petition is filed against Tenant or any guarantor and is not dismissed within 60 days; if a receiver or similar officer becomes entitled to Tenant's leasehold hereunder and is not returned to Tenant within 60 days; or if such leasehold is taken from Tenant on execution or other process of law in any action; or

          (d) If Tenant is a corporation, its failure to remain a corporation in good standing and qualified to do business in Massachusetts.

21.  RIGHTS OF LANDLORD UPON TENANT'S DEFAULT

21.a.     Landlord's Remedies.  In the event any default shall occur, Landlord
          -------------------
          shall have the right, then or at any time thereafter, at its sole election either:

          (1) To terminate this Lease by written notice to Tenant, which termination shall take effect on the date of Landlord's giving of said notice or on any later date specified in Landlord's termination notice; or

          (2) To enter upon and take possession of the Premises (or any part thereof in the name of the whole) without demand or notice, and repossess the same as of the Landlord's former estate, expelling Tenant and those claiming under Tenant, forcibly if necessary, without being deemed guilty of any manner of trespass and without prejudice to any other remedy for any default hereunder.

Landlord's repossession of the Premises under this Section shall not be construed to effect a termination of this Lease, unless Landlord sends Tenant a written notice of termination as required hereunder. Tenant hereby waives any rights of redemption under Massachusetts General Laws chapter 186.

21.b.     Reletting.  Landlord shall have the right (at its sole election and
          ---------
          whether or not this Lease shall be terminated under Section 20.a) to relet the Premises or any part thereof for such period or periods (which may extend beyond the term) and at such rent or rents and upon such other terms and conditions as Landlord may deem advisable, and in connection with any such reletting, Landlord may make or cause to be made such additions, alterations and improvements to the Premises as Landlord may deem advisable.

21.c.     Removal of Goods.  If Landlord shall terminate this Lease or take
          ----------------
          possession of the Premises by reason of a default, Tenant, and those claiming under Tenant, shall forthwith remove their goods and effects from the Premises. If Tenant or any such claimant shall fail so to remove forthwith, Landlord, without liability to Tenant or to those claiming under Tenant, may remove such goods and effects and may store the same for the account of Tenant or of the owner thereof in any place selected by Landlord or, at Landlord's sole election, Landlord may sell the same at public auction or at private sale on such terms and conditions as to price, payment and otherwise as Landlord, in its sole judgment, may deem advisable. Tenant shall be responsible for all costs of removal, storage and sale, and Landlord shall have the right to reimburse itself from the proceeds of any such sale for all such costs paid or incurred by Landlord. If any surplus sale proceeds shall remain after such reimbursement, Landlord may deduct from such surplus any other sum due to Landlord hereunder and shall pay over to Tenant the remaining balance of such surplus sale proceeds, if any.

21.d.     Current Damages.  No termination or repossessions provided for in this
          ---------------
          Section shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such termination or repossession. In the event of any such termination or repossession, Tenant shall pay Landlord, in advance, o the first day of each month (and pro rata for the fraction of any month) for what would have been the entire balance of the term, one-twelfth of the Annual Rental for the Premises, as defined in Section 20.e. hereof), less the proceeds (if any) of any reletting of the Premises which remain after deducting Landlord's expenses in connection with such reletting. Such expenses shall include, without limitation, removal, storage and remodeling costs, the cost of painting and refurbishing the Premises, and attorneys' and brokers' fees.

21.e.     Annual Rental. The Annual Rental for the Premises shall be the total
          -------------
          of the Fixed Rent and Tenant's share of Operating Expenses, and all other charges payable by Tenant (whether or not to Landlord) for the operating year ending next prior to such termination or repossession.

21.f.     Remedies Cumulative. Any and all rights and remedies which Landlord
          -------------------
          may have under this Lease and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

21.g.     Landlord's Right to Cure Defaults. Landlord shall have the right but
          ---------------------------------
          not the obligation, to cure at any time and without notice, any default by Tenant under this Lease. Whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorney's fees, in curing a default shall be paid by Tenant to Landlord on demand, as additional rent hereunder, together with lawful interest thereon from the date of payment by Landlord to the date of payment by Tenant.

21.h.     Costs of Enforcement. Tenant shall pay, within 7 days after receipt of
          --------------------
          Landlord's bill therefor, all costs and expenses (including without limitation reasonable attorneys' fees) incurred by Landlord in enforcing Tenant's obligations or Landlord's rights under this Lease.

22.  RECORDING

The parties agree not to record this Lease. However, if this Lease is for a term (including any options) of more than 7 years, Tenant may record a Notice of Lease in the form suggested by the applicable statute, with such recording to be at Tenant's expense.

23.  LIABILITY

In no event shall Landlord be liable for any breach of covenant during the Term unless the same shall occur during and within the period of the time that it is the record owner of and in possession of Landlord's Property. It is specifically understood and agreed that there shall be no personal liability under this Lease for any of the obligations of the Landlord hereunder, and no trustee, beneficiary, holder of a beneficial interest, joint venturer, tenant in common or partner (general or limited) of Landlord shall have any personal liability hereunder. Tenant agrees to look only to Landlord's interest in Landlord's Property for satisfaction of any claim against Landlord hereunder.

So long as Tenant is a corporation, no shareholder, director or officer of Tenant shall have any personal liability under this Lease for any obligations of the Tenant hereunder.

The Landlord's failure to provide any service to the Premises to any specific degree, quantity, quality or character shall not form a basis of claim for damages or breach of covenant against Landlord, or any offset of rent, except only as specifically otherwise provided herein. The placement by Tenant of any goods, wares and merchandise in the Premises or any areas within Landlord's Property shall be at the sole risk and hazard of the Tenant.

In no event and under no circumstances whatsoever shall Landlord be liable to Tenant for any consequential damages in connection with any act of Landlord, its agents or servants. In no event and under no circumstances whatsoever shall Tenant be liable to Landlord for any consequential damages in connection with any act of Tenant, its agents or servants; provided, however, the foregoing shall not limit in any way the damages to which Landlord shall be entitled (which may include all consequential damages resulting therefrom) in the event of: (i) the failure of Tenant to vacate the Premises as and when required hereunder, (ii) the failure of Tenant to strictly comply with Section 19.o. hereof, (iii) with respect to any indemnifications contained herein, or (iv) the gross negligence or willful misconduct of Tenant, its agents or servants.

Landlord shall not be deemed to be in default in the performance of any of its obligations or covenants hereunder unless Landlord shall fail to perform any such obligations or covenants and such failure continues for a period of 30 days after written notice has been given by Tenant to Landlord specifying such failure; provided, if such failure by its nature cannot be cured within 30 days, Landlord shall be given such additional time as is reasonably necessary, not to exceed 60 days, provided Landlord has commenced diligently to correct said failure and thereafter diligently pursues such cure to completion.

24.  FORCE MAJEURE

In any case where Landlord or Tenant is required to do any act (other than the payment of any monetary obligation under this Lease), the time for the performance thereof shall be extended by a period equal to any delay caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control, whether such time be designated by a fixed time or "reasonable time."

25.  MECHANICS' LIENS

The Tenant will not permit any mechanic's or materialmen's or other liens to stand against the Premises or Landlord's Property for any labor or materials furnished the Tenant in connection with work of any character performed on the Premises by or at the direction of the Tenant. Any such lien shall be discharged within ten days. If Tenant fails to discharge such lien, Landlord may do so at Tenant's sole cost and expense.

26.  WAIVER; ACCORD AND SATISFACTION

The waiver of one failure to comply with any term, condition, covenant, obligation or agreement of this Lease shall not be considered to be a waiver of that or any other term, condition, obligation or agreement or of any subsequent failure.

No acceptance by Landlord of a lesser sum than any sum due under any provisions of this Lease shall be deemed to be other than on account of the earliest installment of such sum doe, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to any rights to recover the balance of such installment or pursue any other remedy in this Lease provided.

27.  DEFINITIONS

The words "Landlord" and "Tenant" as used herein shall include their respective heirs, executors, administrators, successors, representatives, assigns, invitees, agents and servants. The words "it", "he" and "him" where applicable shall apply to the Landlord or Tenant regardless of gender, number, corporate entity, trust or other body. If more than one party signs this Lease as Tenant, the covenants, conditions and agreements of the Tenant shall be joint and several obligations of each party.

28.  SEPARABILITY CLAUSE

If any provision in this Lease (or portion of such provision) or the application thereof to any person or circumstance is held invalid, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

29.  EXECUTION

This Lease may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

30.  NOTICES

Any notices required under this Lease shall be in writing and delivered by hand or mailed by registered or certified mail: if to Tenant, to the Premises, to the attention of Deborah Pine, with a copy to Martha Juelich Gordon, Esquire, Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109 or to such other additional addresses (not exceeding 2 addresses in total) as Tenant may designate by like notice to Landlord from time to time; and if to Landlord, care of its management agent, Spaulding Management Corporation, 2345 Washington Street, Newton Lower Falls, Massachusetts 02162, or to such other or additional addresses (not exceeding 2 addresses in total) as Landlord may designate by like notice to Tenant from time to time. Time is of the essence with respect to all notices and periods for giving notices or taking any action thereto under this Lease.

31.  BROKER'S INDEMNITY

Landlord and Tenant each hereby represent and warrant to the other that, except to the extent, if any, hereinafter set forth, it has dealt with no broker in connection with this Lease and there are no brokerage commissions or other finders' fees due in connection herewith. Landlord and Tenant each hereby agree to hold the other harmless from, and indemnified against, all loss or damage (including, without limitation, the cost of defending same) arising from any claim by any broker or finder claiming to have dealt with such party. The parties acknowledge that Cranberry Hill Associates, Inc., acted as broker in connection with this lease, and that Landlord shall pay a commission on account thereof as agreed between Landlord and said broker.

32.  HOLDING OVER

If for any reason Tenant holds over or occupies the Premises beyond the Term, then Tenant shall have no more rights than a tenant by sufferance (or, at Landlord's sole option, such holding over shall constitute a tenancy from month to month, terminable by either party upon 30 days prior written notice to the other), and, in any case, Tenant shall be liable for payment of rent during such period in an amount equal to one and one-half times the rent (including Fixed Rent and all additional rent) payable hereunder for the final year of the Term prior to such holding over. Such tenancy shall otherwise be on the same terms and conditions as set forth in the Lease, as far as applicable. Nothing in this Section shall be construed to permit such holding over, or to limit Landlord's other rights and remedies on account thereof.

33.  LANDLORD'S MORTGAGES

After receiving notice from Landlord or from any person, firm or other entity that such person, firm or other entity holds a mortgage, which includes the Premises as part of the mortgaged premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given by certified or registered mail to such holder, and the curing of any of Landlord's defaults by such holder shall be treated as performance by Landlord, it being understood and agreed that such holder shall be afforded a reasonable period of time after the receipt of such notice in which to effect such cure.

Tenant shall cooperate with Landlord so that Landlord will be able to procure mortgage financing for any and all of Landlord's properties. Upon request, Tenant agrees to execute and deliver to Landlord estoppel or offset letters as reasonably required by Landlord's mortgage lenders.

Executed under seal on October 25, 1996.

TENANT:

PREVISION MARKETING, INC.


By:  /s/ Deborah Pine
     -------------------------------------------

          Name:

          Title:  President



By:  /s/ Deborah Pine
     -------------------------------------------

          Name:

          Title:  Treasurer


[Tenant shall deliver a Certificate of Legal Existence from the Massachusetts Secretary of State Office for the Tenant and a Certificate of Vote authorizing this Lease and authorizing the signatories on behalf of Tenant]

LANDLORD:

NEW ENGLAND FARMS LIMITED PARTNERSHIP

By its General Partner

NEW ENGLAND CENTER, INC.


By:  /s/ Richard W. Spaulding
     -------------------------------------------

     Name:  Richard W. Spaulding

     Title:  President

                  AMENDMENT TO LEASE AND CONSENT TO SUBLEASE
                  ------------------------------------------

This Amendment to Lease and Agreement ("Agreement") is entered into this 30th day of March, 1999.

Reference is hereby made to that certain lease dated October 25, 1996 (the "Lease") by and between New England Farm Limited Partnership ("Lessor") and PreVision Marketing, Inc., a Delaware corporation ("Sublessor"). The premises demised thereby (the "Premises") are located in the building known a One Concord Farms, located at 490 Virginia Road in Concord, Massachusetts (the "Building"). The Premises consist of Suite 30, 31, and 32 on the Third Floor (Suite 30 and 21 also include mezzanine space) and Suites 20, 21 and 22 on the Second Floor of the Building.

Reference is also made to a Sublease dated as of April 1, 1999 (the "Sublease"), by and between Sublessor and Mothernature.com, Inc., a Delaware corporation, as sublessee ("Sublessee"), with respect to the Premises.

Pursuant to the Lease, Sublessor, as the tenant thereunder, may not sublet the Premises without first obtaining Lessor's written approval.

Lessor hereby grants its consent to the Sublease on and subject to each of the following terms and conditions, which are hereby agreed to by Sublessor and
Sublessee:

1. Sublessor and Sublessee hereby represent and warrant that attached hereto as Exhibit A is a true, correct and complete copy of the Sublease, and that
        ---------
     the Sublease constitutes the entire agreement of Sublessor and Sublessee with respect to the matters therein described. The sublease shall not be amended or modified without the prior written consent of Lessor.

2. Sublessee understands and agrees that the Sublease is in fact a sublease of Sublessor's interest in the Lease; and the Sublease is subject to the provisions of the Lease and is subordinate thereto. In the event the Lease shall be canceled or terminated for any reason, the term of the Sublease shall automatically terminate as of the date of such cancellation or termination.

3. Sublessee covenants that, notwithstanding any provisions of the Sublease to the contrary, Sublessee shall not commit, or suffer to be committed, any act or omission in violation of the provisions of the Lease, and Sublessee agrees directly with Lessor to be bound by all the obligations of the Sublessor thereunder, to the extent that same are the obligation or responsibility of the Sublessee under the Sublease.

4. The consent given by Lessor in this Agreement shall not be deemed to create any obligations on the part of Lessor with respect to Sublessee or with respect to the Sublease or the Premises, or constitute any consent to any further sublease or assignment, or relieve Sublessor of its obligations under the Lease; and Sublessor shall remain fully and primarily liable for the prompt and timely payment of all rent, additional rent and other charges under the Lease and for the timely performance of all of the tenant's obligations under the Lease. This Agreement shall in no way release Sublessor from any of its covenants, agreements, liabilities and duties under the Lease, all of which Sublessor agrees it remains responsible for paying or performing as the case may be.

5. Sublessor and Sublessee agree that Lessor is not responsible for the payment of any commission or fees in connection with the Sublease and they each jointly and severally agree to indemnify and hold harmless Lessor from and against any claims, liabilities, losses or expenses, including reasonable attorney's fees, incurred by Lessor in connection with any claims for commissions or fees by any broker or agent in connection with the Sublease.

6. As a condition of Lessor's consent, Sublessor shall reimburse Lessor on demand for any reasonable costs (including all attorney's fees) that Lessor incurred in connection with the consideration of the consent contained herein.

7. Simultaneously with the execution of this Agreement, Sublessee shall deliver to Lessor a certificate or certificate of insurance confirming that the required insurance is in force (including $2,000,000 in liability insurance, full replacement cost coverage for all equipment and personal property and workman's compensation coverage) and all premiums are current, and naming Lessor and Lessor's agent, Spaulding Management Corporation, as additional insureds.

8. This Agreement shall not be deemed Lessor's consent to any Alterations of the Premises, all of which require the Lessor's prior written consent pursuant to the terms of the Lease. Notwithstanding any approvals that may be given for any Alternations, the Premises shall be returned to Lessor at the end of the Term in its condition as of the date hereof, with all improvements, work and Alterations that may be performed by or for Sublessee being removed and all damage caused thereby being repaired. It is agreed that Lessor may condition its approval of any Alterations on Lessor designating the contractors to be used in connection therewith and that all costs of Lessor's review and supervision of the construction of the Alterations (including in-house staff costs) shall be paid for by Sublessor promptly upon billing therefor by Lessor.

9. Lessor shall promptly be provided with copies of all written notices given or received by either Sublessor or Sublessee under the Sublease. Lessor shall endeavor to provide Sublessee with copies of all notices of default sent by Lessor to Sublessee.

10. Sublessee shall not subsublet its interest in the Premises or to assign its rights under the Sublease without, in each such instance, first obtaining the Lessor's prior written consent, which consent may be withheld at the Lessor's sole and absolute discretion. Notwithstanding the foregoing, Lessor's consent shall not be required for any assignment to a parent, subsidiary or affiliate of Sublessee, or for any merger of Sublessee with another entity or the sale of all or substantially all of the assets of Sublessee on an ongoing business, provided reasonable evidence thereof is provided to Lessor, and provided such assignee (if a different entity than the named Sublessee) enters into a written assumption agreement satisfactory to Lessor with respect to the Sublease.

11. Following the occurrence of a default under the Lease, Lessor, in addition to any other remedies provided hereunder or at law, may at its option, by giving written notice thereof to Sublessee, collect directly from Sublessee all rents becoming due to the Sublessor under the Sublease and apply such rent against any amounts due Lessor by Sublessor under the Lease; and it is understood that no such election or collection or payment shall be construed to constitute a novation of the Lease or a release of Sublessor hereunder, or to create any lease or occupancy agreement between the Lessor and Sublessee or impose any obligations on Lessor, or otherwise constitute the recognition of the Sublease by Lessor for any purpose. Sublessor agrees that Sublessee may rely on any notice from Lessor that a default has occurred under the Lease and all rents paid to Lessor after receipt of such notice shall be credited to the sums due under the Sublease.

12. Sublessee may not use any photos, drawings or other imagery of the Building in any way, form or media unless each such use has first been consented to in writing by the Lessor in its sole discretion.

13. Lessor consents to the provision of the Sublease which permits Sublessee to use the designated parking spaces provided for in the Lease, provided all costs incurred by Lessor in connection therewith (including without limitation any new signage and labeling) shall be paid to Lessor by Sublessor promptly upon billing therefor.

14. Sublessee agrees to maintain a fire extinguisher in any kitchen areas at all times.

15. The provisions of Section 14 of the Lease shall be inapplicable to Sublessee, and Sublessee shall have the following signage rights: (i) Lessor shall, upon request of Sublessee, at Sublessor's sole expense (all such costs to be paid by Sublessor within 15 days of billing therefor), modify the existing free-standing exterior sign on the Property currently identifying the Sublessor, so as to identify Sublessee by its trade name, MotherNature.com; and (ii) Sublessee may, at its sole cost and expense, install a sign on the glass window adjacent to the interior entrance door to the Premises identifying Sublessee by its trade name. Such signs shall be of a size, design, quality and location in accordance with the Building's signage standards, as established from time to time by Lessor, and subject to the prior written approval of the Lessor. Sublessee shall also be identified on the Building directory in the entrance lobby to the Building, at Sublessor's sole cost and expense, it being understood that in order to accommodate this change, Lessor will be replacing the current Building directory with a new one, at Sublessor's expense.

     Sublessee shall not place any other signs or other forms of advertising on or about the exterior of the Premises, the exterior or interior of the Building or elsewhere on the Property; and the foregoing prohibition shall also prohibit any signs or other advertising on the windows of the Premises or located within the interior of the Premises that are visible from the exterior of the Building.

16. Any and all costs incurred by Lessor incident to the change in occupancy contemplated by the Sublease, including without limitation the issuance of new access cards and re-working of access needs, the issuance of keys, and issuance of new parking tags will be the sole cost of Sublessor, which shall be paid by Sublessor the Lessor promptly following billing therefor. Sublessor must return all keys to Lessor prior to the commencement of the Sublease and, in turn, keys will be issued by Lessor to Sublessee.

17. Sublessor confirms that, pursuant to Section 16 of the Lease, Sublessor shall pay to Lessor on a monthly basis, as additional rent under the Lease, one-half of all rent paid by Sublessee under the Sublease in excess of the rent payable by Sublessor under the Lease, as provided in Section 16 of the Lease. It is agreed that any deductions Sublessee wishes to utilize in calculating such excess shall have been communicated in writing to Lessor (along with documentation of same reasonably satisfactory to Lessor) on or prior to the date of this Agreement.

18.  Sublessor and Lessor hereby certify that attached hereto as Exhibit B is a
                                                                 ---------
     true, correct and complete copy of the Lease, the Lease is in full force and effect, that there have been no modifications or amendments thereto, that all rent, additional rent and other payments due under the Lease as of the date hereof have been paid by Sublessor, and, as of the date hereof, to the Sublessor's and Lessor's knowledge, there exists no default under the Lease.

19. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought.

20. Lessor and Sublessor hereby agree that the Lease shall be amended as follows:

     (a) The provisions of Section 2.c of the Lease (Expansion Rights) is hereby deleted and of no further force and effect.

     (b) The provisions of Section 3.b of the Lease (Option to Extend the Term) is hereby deleted and of no further force and effect.

     (c) Section 5.b of the Lease (Late Fee) is hereby amended to provide that the late fee shall be in the amount of $300.00.

     (d) The provisions of Section 7.g of the Lease (Health Club) is hereby deleted and of no further force and effect.

     (e) Simultaneously with the execution of this Agreement, Sublessor shall deliver to Lessor the sum of $19,388 which shall be held as an additional security desposit in accordance with Section 5.c of the Lease as security for the payment of rents and the performance and observation of the agreements and conditions contained in the Lease.

The term "Lease" as used herein, shall refer to the Lease as amended by this Agreement.

Executed under seal as of the above date.

Sublessee:

MOTHERNATURE.COM, INC.


By:    /s/ Michael Barach
    ---------------------------------
       Name:
       Title:


Sublessor:

PREVISION MARKETING, INC.


By:    /s/ Deborah Pine
    ---------------------------------
       Name:
       Title:



Lessor:

NEW ENGLAND FARM LIMITED PARTNERSHIP
By its General Partner
SPAULDING MANAGEMENT CORPORATION


By:    /s/ Richard W. Spaulding
    ---------------------------------
       Name:
       Title:

                                      -37